[Execution Copy]










                   HALLWOOD CONSOLIDATED RESOURCES CORPORATION

                                   $25,000,000

             10.32% SENIOR SUBORDINATED NOTES DUE DECEMBER 23, 2007




                           HALLWOOD ENERGY CORPORATION

                         COMMON STOCK PURCHASE WARRANTS




                              AMENDED AND RESTATED
                SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT






                            Dated as of June 8, 1999




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                                                     TABLE OF CONTENTS

                                                  (Not Part of Agreement)

                                                                            Page

1. PRIOR AUTHORIZATION OF ISSUE OF NOTES; AUTHORIZATION OF ISSUE OF
   WARRANTS; AUTHORIZATION OF PARENT GUARANTEE.................................2
     1A.  Prior Authorization of Issue of Notes................................2
     1B.  Authorization of Issue of Warrants...................................2
     1C.  Authorization of the Parent Guarantee................................3

2. EXCHANGE OF WARRANTS........................................................3

3. CONDITIONS PRECEDENT........................................................3
   3.Conditions Precedent......................................................3
     3A. Certain Documents.....................................................3
     3B. Effectiveness of the Merger...........................................5
     3C. Opinion of Existing Holder's Special Counsel..........................5
     3D. Representations and Warranties; No Default............................6
     3E. Transactions Permitted By Applicable Laws.............................6
     3F. Proceedings...........................................................6
     3G. Structuring Fee; Legal Fees...........................................7
     3H. Compliance With Outstanding Indebtedness Limitations..................7
     3I. Private Placement Number..............................................7
     3J. Opinion of Company's Tax Counsel......................................7

4. PREPAYMENTS.................................................................7
   4.Prepayments...............................................................8
     4A. Required Prepayments..................................................8
     4B. Optional Prepayment of Notes With Yield-Maintenance Amount............8
     4C. Change in Control.....................................................8
     4D. Partial Payments Pro Rata.............................................9
     4E. Retirement of Notes..................................................10

5. AFFIRMATIVE COVENANTS......................................................10
   5. Affirmative Covenants...................................................10
      5A. Financial Statements................................................10
      5B. Information Required by Rule 144A...................................13
      5C. Inspection of Property..............................................13
      5D. Covenant to Secure Notes Equally....................................14
      5E. Corporate Existence, Licenses and Permits; Maintenance of Properties14
      5F. Maintenance of Insurance............................................14

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     5G.  Payment of Taxes and Other Claims...................................14
     5H.  ERISA Compliance....................................................15
     5I.  Compliance with Laws................................................15
     5J.  Maintenance of Books of Record; Reserves............................15
     5K.  Guaranty of Notes by Certain Subsidiaries...........................15
     5L.  Tax Treatment.......................................................16

6. NEGATIVE COVENANTS.........................................................16
   6. Negative Covenants......................................................16
      6A. Financial Covenants.................................................16
          6A(1).           Total Debt to EBITDA Ratio.........................16
          6A(2).           Consolidated Net Worth.............................16
      6B. Other Restrictions..................................................17
          6B(1).           Prohibition Against Layering  Indebtedness.........17
          6B(2).           Liens..............................................17
          6B(3).           Consolidation, Merger or Transfer of Assets........18
          6B(4).           Limitation on Certain Asset Dispositions...........20
          6B(5).           Transactions With Affiliates.......................21
          6B(6).           Priority Debt......................................22
          6B(7).           Hedging Transactions...............................22
          6B(8).           Change of Business.  ..............................22

7. SUBORDINATION OF NOTES.....................................................22
          7A.      Subordination..............................................22
          7B.      Obligation of the Company Unconditional....................24
          7C.      Subrogation................................................24
          7D.      Rights of Holders of Senior Debt...........................25

8. EVENTS OF DEFAULT..........................................................25
   8.    Events of Default....................................................25
         8A.      Acceleration................................................25
         8B.      Rescission of Acceleration..................................28
         8C.      Notice of Acceleration or Rescission........................29
         8D.      Other Remedies..............................................29

9. REPRESENTATIONS, COVENANTS AND WARRANTIES..................................29
   9. Representations, Covenants and Warranties...............................29
         9A.      Organization................................................29
         9B.      Financial Statements........................................30
         9C.      Actions Pending.............................................31
         9D.      Outstanding Indebtedness....................................31
         9E.      Title to Properties.........................................31
         9F.      Taxes.......................................................32

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          9G.      Conflicting Agreements and Other Matters..................32
          9H.      Authorized Capital Stock..................................32
          9I.      Offering of Warrants......................................33
          9J.      Use of Proceeds...........................................33
          9K.      ERISA.....................................................33
          9L.      Governmental Consent......................................34
          9M.      Environmental Compliance..................................34
          9N.      Disclosure................................................34
          9O.      Year 2000 Compliance......................................35
          9P.      Agreement of Merger Conditions Satisfied..................35
          9Q.      Reorganization............................................35

         10.      REPRESENTATIONS OF THE EXISTING HOLDER......................36
                  10.      Representations of the Existing Holder.............36
                           10A.     Nature of Acquisition of Securities.......36
                           10B.     Source of Funds...........................36

         11.      GUARANTY OF PARENT..........................................36
                  11A.     The Guaranty.......................................36
                  11B.     Obligations Absolute...............................37
                  11C.     Waiver.............................................38
                  11D.     Obligations Unimpaired.............................38
                  11E.     Subrogation........................................38
                  11F.     Reinstatement of Guaranty..........................38
                  11G.     Subordination of Guaranteed Obligations............39
                           11G(1).  Subordination.............................39
                           11G(2) Obligation of the Parent Unconditional......41
                           11G(3)  Subrogation................................41
                           11G(4)  Rights of Holders of Senior Debt...........41

         12.      DEFINITIONS AND ACCOUNTING TERMS............................42
                  12.      Definitions........................................42
                           12A.     Yield-Maintenance Terms...................42
                           12B.     Other Terms...............................43
                           12C.     Accounting Principles, Terms and
                                     Determinations...........................53

         13.      MISCELLANEOUS...............................................54
                  13.      Miscellaneous......................................54
                           13A.     Note Payments.............................54
                           13B.     Expenses..................................54
                           13C.     Consent to Amendments.....................55
                           13D.     Form, Registration, Transfer and Exchange
                                      of Notes; Lost Notes....................55
                           13E.     Persons Deemed Owners; Participations.....55

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                           13F.     Survival of Representations and Warranties;
                                      Entire Agreement........................56
                           13G.     Successors and Assigns...................56
                           13H.     Disclosure to Other Persons..............56
                           13I.     Notices..................................56
                           13J.     Payments Due on Non-Business Days........57
                           13K.     Satisfaction Requirement.................57
                           13L.     Governing Law............................57
                           13M.     Waiver of Jury Trial; Consent to
                                      Jurisdiction; Limitation of Remedies....57
                           13N.     Severability.............................58
                           13O.     Descriptive Headings.....................58
                           13P.     Maximum Interest Payable.................58
                           13Q.     Counterparts.............................59


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INFORMATION SCHEDULE

SCHEDULE 9D                --       EXISTING INDEBTEDNESS, NON-RECOURSE DEBT AND
                                    LIENS
SCHEDULE 9G                --       LIST OF AGREEMENTS RESTRICTING INDEBTEDNESS

EXHIBIT A                  --       FORM OF SENIOR SUBORDINATED NOTE
EXHIBIT B                  --       FORM OF PARENT COMMON STOCK PURCHASE WARRANT
EXHIBIT C                  --       FORM OF REGISTRATION RIGHTS AGREEMENT
EXHIBIT D                  --       FORM OF PARTICIPATION RIGHTS AGREEMENT
EXHIBIT E                  --       FORM OF SUBSIDIARY GUARANTY
EXHIBIT F                  --       FORM OF HCP CONSENT
EXHIBIT G-1                         -- FORM OF OPINION OF COMPANY'S, PARENT'S
                                       AND HEP'S GENERAL COUNSEL
EXHIBIT G-2                         -- FORM OF OPINION OF COMPANY'S, PARENT'S
                                       AND HEP'S SPECIAL COUNSEL
EXHIBIT H                  --       FORM OF ASSUMPTION OF SUBSIDIARY GUARANTY
EXHIBIT I                  --       FORM OF OPINION RELATING TO FUTURE GUARANTY
                                      AND GUARANTOR

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                              AMENDED AND RESTATED
                SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT


                  This AMENDED AND RESTATED SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is entered into as of June 8, 1999 among Hallwood Energy Corporation, a Delaware corporation (the "Parent"), Hallwood Consolidated Resources Corporation, a Delaware corporation (the "Company"), and The Prudential Insurance Company of America (referred to herein as "Prudential" or the "Existing Holder"). Capitalized terms used herein have the meanings specified in paragraph 12. The parties hereto agree as follows:

WITNESSETH

                  WHEREAS, the Company and the Existing Holder entered into that certain Subordinated Note and Warrant Purchase Agreement dated as of December 23, 1997 (the "Original Agreement") pursuant to which the Company issued and sold to the Existing Holder (i) the Company's 10.32% Senior Subordinated Notes due December 23, 2007 in the aggregate principal amount of $25,000,000, and (ii) the right to purchase from the Company an aggregate of 98,599 shares of the Company's common stock, par value $0.01 per share, at an initial exercise price of $28.99 per share (collectively, the "Original Warrant"); and

                  WHEREAS, payment of such notes and performance and observance of all other obligations of the Company arising under or in connection with the Original Agreement were guaranteed by Hallwood Consolidated Partners, L.P., a Colorado limited partnership that is a subsidiary of the Company ("HCP"), pursuant to a Guaranty Agreement dated as of December 23, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "HCP Guaranty"); and

                  WHEREAS, the Company, the Parent, Hallwood Energy Partners, L.P., a Delaware limited partnership ("HEP"), and certain of their affiliated entities contemplate a restructuring of their organization pursuant to and in connection with which: (i) in the manner described in the Proxy Statement dated May 4, 1999, as supplemented by supplement dated May 17, 1999, distributed to the stockholders of the Company (the "Proxy Statement"), the Company and HEP will merge with Wholly Owned Subsidiaries of the Parent, as a result of which the Company and HEP will be the surviving entities and will become Wholly Owned Subsidiaries of the Parent, pursuant to a Merger and Asset Contribution Agreement, dated as of December 15, 1998 (the "Merger" and, as heretofore amended by amendments dated March 9, 1999, and April 29, 1999, the "Agreement of Merger"); (ii) the Company will enter into this Agreement in order to amend and restate the Original Agreement, and the Parent will join in and become a party to this Agreement, in order, among other things, to (a) provide for the Guarantee of the Parent set forth in paragraph 11 hereof with respect to payment of the Notes (as defined herein) and performance and observance of all other obligations of the Company arising under or in connection with this Agreement,
(b) provide for the issuance and delivery by the Parent to the Existing Holder, in exchange for and in cancellation of the Original

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Warrant,  common stock purchase  warrants  evidencing the right to purchase from the Parent shares of the Parent's Common Stock, par value $0.01 per share (the "Parent Common Stock"), in substance of like terms as the Original Warrant so surrendered and for a number of shares and at an exercise price determined in accordance with the provisions of the Original Warrant, and (c) amend certain provisions of the Original Agreement in the respects, but only in the respects, hereinafter set forth; (iii) HEP and the other Initial Subsidiary Guarantors will execute and deliver to the Existing Holder a Guaranty Agreement (as amended, restated, supplemented or otherwise modified from time to time, including by the addition of Guarantors thereto pursuant to the provisions of paragraph 5K, the "Subsidiary Guaranty") with respect to payment of the Notes (as defined herein) and performance and observance of all other obligations of the Company arising under or in connection with this Agreement; and (iv) the Parent and the Existing Holder will enter into a Registration Rights Agreement
and,  together  with  The  Hallwood  Group  Incorporated,   will  enter  into  a
Participation Rights Agreement, in respect of the Parent Common Stock purchase warrants and the shares of Parent Common Stock issuable upon the exercise thereof and in replacement of similar agreements relating to the Original Warrant;

                  NOW, THEREFORE, in order to accomplish the matters contemplated by the immediately preceding recital and in consideration of the mutual premises herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Agreement is hereby amended and restated as follows:

         PARAGRAPH                  PRIOR AUTHORIZATION OF ISSUE OF NOTES;
                                    AUTHORIZATION OF ISSUE OF WARRANTS;
                                    AUTHORIZATION OF PARENT GUARANTEE.

         1A. Prior Authorization of Issue of Notes. Pursuant to and in connection with the Original Agreement, the Company authorized the issue of its senior subordinated promissory notes (the "Notes") in the aggregate principal amount of $25,000,000, maturing December 23, 2007, and bearing interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 10.32% per annum, and on overdue principal, Yield- Maintenance Amount and interest at the rates specified in the Notes. The term "Notes" as used herein shall include the Notes issued and sold to the Existing Holder pursuant to the Original Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any provision of the Original Agreement or this Agreement. The Notes originally issued to the Existing Holder under the Original Agreement are substantially in the form of Exhibit A attached to the Original Agreement, and any Notes delivered in substitution or exchange therefor pursuant to this Agreement shall be substantially in the form of Exhibit A attached hereto.

         1B. Authorization of Issue of Warrants. To evidence the Parent's obligation to issue its Parent Common Stock purchase warrants in exchange for the Original Warrant pursuant to paragraph 2, the Parent has authorized the issue of its Parent Common Stock purchase warrants (any such Parent Common Stock purchase warrants which are issued pursuant to this Agreement, and any such Parent Common Stock purchase warrants which may be issued in substitution or exchange

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therefor, herein collectively called the "Warrants"),  all subject to the terms, conditions and adjustments set forth in the Warrants; such Warrants shall be substantially in the form of Exhibit B attached hereto.

         1C. Authorization of the Parent Guarantee. The Parent will authorize its Guarantee of the payment of the Notes and performance and observance of all other obligations of the Company arising under or in connection with this Agreement upon the terms and subject to the conditions set forth in paragraph 11.

         PARAGRAPH                  EXCHANGE OF WARRANTS.

         2. Exchange of Warrants. In connection with, and effective as of the time of the Merger, the Parent hereby agrees to issue the Warrants and, subject to the terms and conditions herein set forth, the Existing Holder agrees to deliver the Original Warrant in exchange therefor to the Parent, for cancellation by the Company. The Parent will deliver to the Existing Holder, at the offices of Jenkens & Gilchrist, P.C., at 1445 Ross Avenue, Dallas, Texas 75202, one or more Warrants registered in the Existing Holder's name or (if so specified) in the name of the Existing Holder's nominee, evidencing the right to purchase an aggregate of 309,278 shares of Parent Common Stock and in the denomination or denominations specified with respect to the Existing Holder in the Information Schedule attached hereto against delivery by the Existing Holder to the Company of the Original Warrant on the effective date of the Merger. If the Parent shall fail to tender such Warrants to the Existing Holder as provided in this paragraph 2, or any of the conditions specified in paragraph 3 shall not have been fulfilled to the satisfaction of the Existing Holder, the Existing Holder shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights the Existing Holder may have by reason of such failure or such nonfulfillment. The exchange of the Original Warrant for the Warrants shall be effective as of the effective time of the Merger, regardless of the actual date of delivery of the Original Warrant or the Warrants.

         PARAGRAPH                  CONDITIONS PRECEDENT.

         3. Conditions Precedent. This Agreement shall become effective as of June 8, 1999 (the "Effective Date") subject to the satisfaction, on or before the Effective Date, of the following conditions:

                  Certain Documents. The Existing Holder shall have received the following, each dated the Effective Date unless otherwise indicated:

                  (i)    the Warrants to be exchanged for the Original Warrant;

                  (ii) the Registration Rights Agreement, in the form of Exhibit C attached hereto, duly executed and delivered by the Parent;


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                  (iii)  the  Participation  Rights  Agreement,  in the  form of
         Exhibit D attached hereto, duly executed and delivered by the Parent and The Hallwood Group Incorporated;

                  (iv) the Subsidiary Guaranty, in the form of Exhibit E attached hereto, duly executed and delivered by HEP and the other Initial Subsidiary Guarantors;

                  (v) the HCP Consent, in the form of Exhibit F attached hereto, duly executed and delivered by HCP;

                  (vi) certified copies of (a) the resolutions of the Board of Directors of the Company approving this Agreement and the transactions contemplated hereby and (b) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the transactions contemplated hereby;

                  (vii) a certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the other documents to be delivered by the Company hereunder;

                  (viii)certified copies of the Certificate of Incorporation and bylaws of the Company;

                  (ix) certified copies of (a) the resolutions of the Board of Directors of the Parent approving this Agreement, the Warrants, the Registration Rights Agreement, the Participation Rights Agreement and the transactions contemplated hereby and thereby and (b) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Warrants, the Registration Rights Agreement and the Participation Rights Agreement, and the transactions contemplated hereby and thereby;

                  (x) a certificate of the Secretary or an Assistant Secretary of the Parent certifying the names and true signatures of the officers of the Parent authorized to sign this Agreement, the Warrants, the Registration Rights Agreement and the Participation Rights Agreement and the other documents to be delivered by the Parent hereunder and thereunder;

                  (xi) certified copies of the Certificate of Incorporation and bylaws of the Parent;

                  (xii) certified copies of (a) the resolutions of the Board of Directors of HEC Acquisition Corp., a Delaware corporation (the "HEP General Partner"), approving the Subsidiary Guaranty on behalf of HEP and, in its capacity as a general partner thereof, the other Initial Subsidiary Guarantors that are partnerships and (b) all documents evidencing other necessary partnership, corporate or limited liability company action and governmental approvals, if any, with respect to the Subsidiary Guaranty;

                  (xiii)  a  certificate   of  the  Secretary  or  an  Assistant
         Secretary of the HEP General Partner certifying the names and true signatures of the officers of the HEP General Partner

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         authorized to sign the Subsidiary Guaranty on behalf of HEP and each
         Initial Subsidiary Guarantor that is a partnership;

                  (xiv) certified copies of (a) the Certificate of Incorporation and bylaws of the HEP General Partner and Hallwood Petroleum,  Inc. and
         (b) the partnership agreement and certificate of limited partnership, or the limited liability company agreement and certificate of formation, as applicable, of each Initial Subsidiary Guarantor other than HEP;

                  (xv) certified copies of the Agreement of Limited Partnership and Certificate of Limited Partnership of HEP;

                  (xvi) favorable opinions of Cathleen Osborn, Esq., General Counsel of the Company, the Parent and HEP, and of King & Spalding, special counsel to the Company, the Parent and HEP, each reasonably satisfactory to the Existing Holder and substantially in the forms of Exhibit G-1, and Exhibit G-2 attached hereto, respectively; and

                  (xvii) copies of the Credit Agreement and related Guarantees, as in effect on the Effective Date, each of which shall be in form and substance satisfactory to the Existing Holder.

                  Effectiveness of the Merger. The Existing Holder shall have received evidence satisfactory to it in its good faith discretion that the following conditions to the Merger have been met and that the Merger has been consummated substantially on the terms described in the Proxy Statement:

                  (i) the approval of the Agreement of Merger by the holders of a majority of each class of the HEP units and the Company's common stock;

                  (ii) no court or other governmental entity shall have enacted a law that is in effect and prohibits the Merger and related transactions;

                  (iii) the transactions contemplated by the Agreement of Merger to occur on the effective date of the Merger shall have occurred; and

                  (iv) the necessary consent of any lender or other third party that is required shall have been obtained.

                  Opinion of Existing Holder's Special Counsel. The Existing Holder shall have received from Baker & Botts, L.L.P., who are acting as special counsel for the Existing Holder in connection with this transaction, a favorable opinion reasonably satisfactory to the Existing Holder as to: (a) the due incorporation, existence and good standing of the Company, the Parent and the HEP General Partner; (b) the existence and good standing of HEP, May Energy Partners Operating Partnership Ltd., LaPlata Associates, LLC and Hallwood LaPlata, LLC; (c) the due authorization by

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all  requisite  corporate  action on the part of the Parent,  the  execution and delivery by the Parent, and the validity, legally binding character and enforceability of, this Agreement, the Warrants, the Registration Rights Agreement and the Participation Rights Agreement; (d) the due authorization by all requisite corporate action on the part of the Company, the execution and delivery by the Company, and the validity, legally binding character and enforceability of, this Agreement; (e) the due authorization by all requisite corporate, limited partnership and limited liability company action on the part of HEP, the other Initial Subsidiary Guarantors and the HEP General Partner, the execution and delivery by HEP and the other Initial Subsidiary Guarantors, and the validity, legally binding character and enforceability, of the Subsidiary Guaranty; (f) the absence of any requirement to register the Warrants under the Securities Act; and (g) such other matters incident to the matters herein contemplated as the Existing Holder may reasonably request, including the form of all papers and the validity of all proceedings. In rendering such opinion, such counsel may rely, to the extent appropriate, upon the opinions referred to in paragraph 3A(xvi). Such opinion shall also state that, based upon such investigation and inquiry as is deemed relevant and appropriate by such counsel, the opinions referred to in paragraph 3A(xvi) are satisfactory in form and scope to such counsel and, while such investigation and inquiry into the matters covered by such opinions (other than the matters specifically addressed above) were not sufficient to enable such counsel independently to render such opinions, nothing has come to the attention of such counsel that has caused them to question the legal conclusions expressed in the opinions referred to in paragraph 3A(xvi) and such counsel believes that the Existing Holder is justified in relying on such opinions.

                  Representations and Warranties; No Default. The representations and warranties contained in paragraph 9 hereof and in section 8 of each of the Subsidiary Guaranty and the HCP Guaranty shall be true on and as of the Effective Date; there shall exist on the Effective Date no Event of Default or Default; and each of the Parent and the Company shall have delivered to the Existing Holder an Officer's Certificate, dated the Effective Date, to both such effects.

                  Transactions Permitted By Applicable Laws. The consummation of the transactions contemplated hereby on the terms and conditions herein provided shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act or Regulation U or X of the Board of Governors of the Federal Reserve System) and shall not subject the Existing Holder to any tax, penalty, liability or other adverse condition under or pursuant to any applicable law or governmental regulation, and the Existing Holder shall have received such certificates or other evidence as the Existing Holder may request to establish compliance with this condition.

                  Proceedings. All corporate, partnership, limited liability company and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to the Existing Holder, and the Existing Holder shall have received all such counterpart originals or certified or other copies of such documents as the Existing Holder may reasonably request.


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                  Structuring  Fee;  Legal Fees. The Company or the Parent shall have paid a structuring fee in the amount of $112,500 to the Existing Holder in connection with the transactions herein contemplated. Without limiting the generality of paragraph 13B, the Company shall have paid on or before the Effective Date the fees, charges and disbursements of the Existing Holder's special counsel referred to in paragraph 3C to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Effective Date.

                  Compliance With Outstanding Indebtedness Limitations. The Parent shall have delivered to the Existing Holder an Officer's Certificate of an authorized financial officer of the Parent describing any instrument or agreement to which the Parent, the Company or any other Subsidiary is a party or by which the Parent, the Company or any other Subsidiary of the Parent is bound that limits the amount of, or otherwise imposes restrictions on the creation, incurrence or maintenance of, Indebtedness of the Company of the type evidenced by the Notes, Indebtedness of the Parent of the type evidenced by the Parent's Guarantee contained in paragraph 11 hereof, Indebtedness of HEP or any other Initial Subsidiary Guarantor that executes the Subsidiary Guaranty of the type evidenced by the Subsidiary Guaranty or Indebtedness of HCP of the type evidenced by the HCP Guaranty, together with such evidence as the Existing Holder may reasonably request showing that the execution, delivery and performance by the Company of this Agreement, by the Parent of this Agreement, the Warrants, the Registration Rights Agreement and the Participation Rights Agreement, and by HEP and the other Initial Subsidiary Guarantors of the Subsidiary Guaranty, and HCP of the HCP Guaranty and the HCP Consent, will in each case not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any property owned by the Parent, the Company or any other Subsidiary of the Parent pursuant to, or permit the holder of any Indebtedness of the Parent, the Company or any other Subsidiary of the Parent to require the Parent, the Company or any other Subsidiary of the Parent, as the case may be, to purchase such Indebtedness under, or permit the holder of any Indebtedness of the Parent, the Company or any other Subsidiary of the Parent to require the Parent, the Company or any other Subsidiary of the Parent, as the case may be, to guarantee or assume such Indebtedness under, or otherwise violate, any agreement or instrument evidencing any Indebtedness of the Parent, the Company or any other Subsidiary of the Parent or any agreement relating thereto.

                  Private Placement Number. A private placement number for the Warrants shall have been obtained from the CUSIP Service Bureau of Standard & Poor's Corporation.

                  Opinion of Company's Tax Counsel. The Existing Holder shall have received an opinion of the Company's outside tax counsel to the effect that the Merger should qualify as a reorganization within the meaning of Section 368(a) of the Code and that the Existing Holder should not recognize any gain as the result of the receipt of the Warrants solely in exchange for the Original Warrants.

         PARAGRAPH                  PREPAYMENTS.


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         4.  Prepayments.  The Notes  shall be subject to  prepayment  only with respect to the prepayments specified in paragraphs 4A, 4B and 4C.

                  Required Prepayments. Until the Notes shall be paid in full, the Company shall apply to the prepayment of the Notes, without premium, the sum of $5,000,000 on December 23 in each of the years 2003 through 2006, inclusive, and such principal amounts of the Notes, together with accrued and unpaid interest thereon to such prepayment dates, shall become due on such prepayment dates. The remaining outstanding principal amount of the Notes, together with interest accrued and unpaid thereon, shall become due on the maturity date of the Notes.

                  Optional Prepayment of Notes With Yield-Maintenance Amount.

                         The Notes shall be subject to prepayment, on any Business Day, in whole at any time or from time to time in part (in multiples of $1,000,000), at the option of the Company, at 100% of the principal amount so prepaid plus unpaid accrued interest thereon to the prepayment date plus the Yield-Maintenance Amount, if any, with respect to each Note being so prepaid. Any partial prepayment of the Notes pursuant to this paragraph 4B shall be applied in satisfaction of required payments of principal in inverse order of their scheduled due dates.

                         The Company shall give the holder of each Note irrevocable written notice of any prepayment pursuant to this paragraph 4B not less than 25 days and not more than 45 days prior to the prepayment date, specifying such prepayment date and the principal amount of the Notes, and of the Notes, if any, held by such holder, to be prepaid on such date and stating that such prepayment is to be made pursuant to paragraph 4B. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield Maintenance Amount, if any, with respect thereto, shall become due and payable on such prepayment date.

                  Change in Control.

                         Notice of Occurrence of Change in Control. The Parent will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in clause (iii) of this paragraph 4C and shall be accompanied by the certificate described in clause (vi) hereof.

                         Notice of Impending Change in Control. The Parent will not take any action that consummates or finalizes a Change in Control unless at least 30 days prior to such action it shall have given to each holder of Notes written notice of such impending Change in Control.

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                         Offer  to  Prepay  Notes.  The  offer to  prepay  Notes
         contemplated by the foregoing clause (i) shall be an offer to prepay, in accordance with and subject to this paragraph 4C, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified
         in  such  offer  (the  "Proposed   Prepayment  Date").   Such  Proposed
         Prepayment Date shall be not less than 50 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 50th day after the date of such offer).

                         Rejection; Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this paragraph 4C by causing a notice of such acceptance to be delivered to the Company at least five days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this paragraph 4C shall be deemed to constitute an acceptance of such offer by such holder.

                         Prepayment; Reduction of Required Prepayments. Prepayment of the Notes to be prepaid pursuant to this paragraph 4C shall be at 100% of the principal amount of such Notes, plus interest on such Notes accrued to the date of prepayment plus Yield-Maintenance Amount, if any, with respect to each Note being so prepaid. On the Business Day preceding the date of prepayment under this paragraph 4C, the Company shall deliver to each holder of Notes being so prepaid a statement showing the Yield-Maintenance Amount due in connection with such prepayment and setting forth the details of the computation of such amount. Such prepayment shall be made on the Proposed Prepayment Date. Upon any partial prepayment of Notes pursuant to this paragraph 4C, the principal amount of the required prepayment of Notes becoming due under paragraph 4A on or after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of Notes is reduced as a result of such prepayment.

                         Officer's Certificate. Each offer to prepay the Notes pursuant to this paragraph 4C shall be accompanied by a certificate, executed by a Responsible Officer of the Company and dated the date of such offer, specifying: (a) the Proposed Prepayment Date; (b) that such offer is made pursuant to this paragraph 4C; (c) the principal amount of each Note offered to be prepaid; (d) the estimated Yield-Maintenance Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment) and the details of such calculation; (e) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (f) that the conditions of this paragraph 4C have been fulfilled; and (g) in reasonable detail, the nature and date of the Change in Control.

                  Partial Payments Pro Rata. Upon any partial prepayment of Notes pursuant to paragraph 4A or 4B, the principal amount so prepaid shall be allocated to all Notes at the time outstanding (including, for the purpose of this paragraph 4D only, all such Notes prepaid or

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



otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates other than by prepayment pursuant to paragraphs 4A, 4B or 4C) in proportion to the respective outstanding principal amounts thereof.

                  Retirement of Notes. The Parent and the Company shall not, and shall not permit any of their respective Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity
(other than by prepayment pursuant to paragraphs 4A, 4B or 4C or upon acceleration of such final maturity pursuant to paragraph 8A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder unless the Parent, the Company or such Subsidiary or Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Parent, the Company or any of their respective Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement, except as provided in paragraph 4D.

         PARAGRAPH                  AFFIRMATIVE COVENANTS.

         5. Affirmative Covenants. So long as any Note shall remain unpaid (or, if no Note shall remain unpaid but any Warrant shall remain outstanding, (i) if at the time in question the Parent Common Stock is listed or admitted to trading on any national securities exchange or is traded in the over-the-counter market and is subject to bid and asked prices with respect thereto being quoted in the NASDAQ National Market, then only with respect to the covenants of the Parent set forth in paragraphs 5A(i), (ii), (iii) and (vii) and 5B, or (ii) if the Parent Common Stock is not so listed, admitted to trading or subject to such bid and asked prices being so quoted, then only with respect to the covenants of the Parent set forth in paragraphs 5A, 5B and 5C (other than the provisions thereof that permit inspection of properties or require that the Parent bear the expense of any inspection therein contemplated)), the Company and the Parent covenant that:

                  Financial Statements. The Company or the Parent will deliver to each holder in duplicate:

                         as soon as practicable and in any event within 50 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated and consolidating statements of income and cash flows of the Parent and its Subsidiaries for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and consolidated and consolidating balance sheets of the Parent and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding periods in the preceding fiscal year, all in reasonable detail and satisfactory in form to the Required Holder(s) and certified by an authorized financial officer of the Parent subject to changes resulting from year-end adjustments; provided, that delivery pursuant to clause (iii) below of copies of the Quarterly Report on Form 10-Q of the Parent for such quarterly period filed with the Securities and

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                                                        10

         Exchange Commission shall be deemed to satisfy the requirements of this clause (i) with respect to consolidated financial statements if such financial statements are included in such report;

                         as soon as practicable and in any event within 100 days after the end of each fiscal year, consolidated and consolidating statements of income and cash flows of the Parent and its Subsidiaries for such year, and consolidated and consolidating balance sheets and a consolidated statement of stockholders' equity of the Parent and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Required Holder(s) and reported on by independent public accountants of recognized national standing selected by the Parent whose report shall be without limitation as to the scope of the audit and satisfactory in substance to the Required Holder(s); provided, that delivery pursuant to clause (iii) below of copies of the Annual Report on Form 10-K of the Parent for such fiscal year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause
         (ii) with respect to consolidated financial statements if such financial statements are included in such report;

                         promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as the Parent shall send to its public stockholders and copies of all registration statements (without exhibits) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

                         promptly upon receipt thereof, a copy of each other report submitted to the Parent or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Parent or any Subsidiary;

                         as soon as practicable and in any event within five Business Days after any officer of the Parent or the Company obtaining knowledge (a) of any condition or event which, in the opinion of management of the Parent or the Company, could have a material adverse effect on the business, condition (financial or other), assets, properties, operations or prospects of the Parent and its Subsidiaries taken as a whole, (b) that any Person has given any notice to the Parent, the Company or any other Subsidiary of the Parent or taken any other action with respect to a claimed default or event or condition of the type referred to in paragraph 8A (iii), (c) of the institution of any litigation involving claims against the Parent, the Company or any other Subsidiary of the Parent equal to or greater than $200,000 with respect to any single cause of action or of any adverse determination in any court proceeding in any litigation involving a potential liability to the Parent, the Company or any other Subsidiary of the Parent equal to or greater than $200,000 with respect to any single cause of action which makes the likelihood of an adverse determination in such litigation against the Parent, the Company or such other Subsidiary substantially more probable, (d) of any regulatory proceeding which could have a material adverse effect on the business, condition,

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



         (financial or other), assets, properties, operations or prospects of the Parent, the Company and the other Subsidiaries of the Parent taken as a whole, an Officer's Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such Person and the nature of any such claimed default, event or condition, or specifying the details of such proceeding, litigation or dispute and what action the Parent, the Company or any of the Parent's other Subsidiaries has taken, is taking or proposes to take with respect thereto;

                         promptly after the filing or receiving thereof, copies of all reports and notices which the Parent, the Company or any other Subsidiary of the Parent files under ERISA with the Internal Revenue Service or the PBGC or the U.S. Department of Labor or which the Parent, the Company or any other Subsidiary of the Parent receives from any of them;

                         (a) by April 1 and August 1 of each year, a report in form and substance reasonably satisfactory to the Required Holders, which may be prepared by or under the supervision of a petroleum engineer who may be an employee of the Parent or an Affiliate, which shall evaluate each interest in oil and gas reserves (including without limitation any production payment with respect to any such reserves) which is, or is to be, taken into account in the determination of the "Debt Limit" pursuant to the Credit Agreement as of the preceding December 31 or June 30, respectively; and (b) together with the report furnished pursuant to the foregoing clause (a) as of December 31 of any year, an audit report by April 1 of each year, which shall be in form and substance reasonably satisfactory to the Required Holders and shall be prepared by Williamson Petroleum Consultants, Inc. or other independent petroleum engineers reasonably acceptable to the Required Holders, which audit report shall state that such independent petroleum engineers have reviewed at least 50% in value of the interests in oil and gas reserves subject to such report in detail in order to confirm the reserve figures and have conducted a general review of the remaining properties of the Parent and its Subsidiaries, provided that each year the detailed review of 50% of the interests in oil and gas reserves contained in such audit report shall cover a different group of such interests so that 100% of such interests will be covered over each four-year period; and provided, further that each such review will always include the two interests in oil and gas properties greatest in value at the time of such review; and provided, further, that the reviews contained in each audit report shall separately cover proved developed producing reserves, proved developed non-producing reserves and proved undeveloped reserves;

                         all other reports and information the Parent, the Company or any other Subsidiary of the Parent is required to provide to the banks under the Credit Agreement; and

                         with reasonable promptness, such other information respecting the condition or operations, financial or otherwise, of the Parent, the Company or any other Subsidiary of the Parent as such holder may reasonably request.


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



Together with each delivery of financial  statements required by clauses (i) and
(ii) above, the Parent will deliver to each holder an Officer's Certificate (a) demonstrating (with computations in reasonable detail) compliance by the Parent and its Subsidiaries with the provisions of paragraphs 6A(1), 6A(2), 6B(2)(iv) and (v), 6B(3)(vii), 6B(4), 6B(6) and 6B(7) and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Parent, the Company or any other Subsidiary of the Parent proposes to take with respect thereto. Together with each delivery of financial statements required by clause (ii) above, the Parent will deliver to each holder a certificate of such accountants stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards.

                  The Parent and the Company each also covenants that immediately after any Responsible Officer obtains knowledge of an Event of Default or Default, it will deliver to each holder an Officer's Certificate specifying the nature and period of existence thereof and what action the Parent, the Company or any other Subsidiary of the Parent proposes to take with respect thereto.

                  Information Required by Rule 144A. The Parent and the Company will, upon the request of the holder of any Security, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of the Securities, except at such times as the Parent (in the case of a resale of the Warrants) or the Company (in the case of a resale of the Notes) is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5B, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

                  Inspection of Property. The Parent and the Company will permit any Person designated by the holder of any Security in writing, at the Company's expense during the continuance of a Default or Event of Default if such designation has been made by a Significant Holder and otherwise at the expense of the holder making such designation, to visit and inspect any of the properties of the Parent, the Company or any other Subsidiary of the Parent, to examine the corporate books and financial records of the Parent, the Company and the other Subsidiaries of the Parent and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such entities with the principal officers of the Parent, the Company and the other Subsidiaries of the Parent and their independent public accountants (and by this provision the Parent and the Company authorize such accountants to discuss the affairs, finances and accounts of such corporations), all at such reasonable times and as often as such holder may reasonably request.


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                  Covenant to Secure  Notes  Equally.  The Parent or the Company
will, if it or any Subsidiary of either of them shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired to secure Indebtedness other than Liens permitted by paragraph 6B(2) (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to paragraph 13C), make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured so long as any such other Indebtedness shall be so secured pursuant to such agreements and instruments as shall be approved by the Required Holder(s), and the Parent and the Company will cause to be delivered to the holder of each Note an opinion of independent counsel to the effect that such agreements and instruments are enforceable in accordance with their terms and that the Notes are equally and ratably secured with such other Indebtedness.

                  Corporate Existence, Licenses and Permits; Maintenance of Properties. The Parent and the Company will at all times do or cause to be done all things necessary to maintain, preserve and renew their existence as corporations organized under the laws of a state of the United States of America, will preserve and keep in force and effect, and cause each of their respective Subsidiaries to preserve and keep in force and effect, all licenses and permits necessary to the conduct of its and their respective businesses and will maintain and keep, and will cause each of such Subsidiaries to maintain and keep, its and their respective properties in good repair, working order and condition, and from time to time make all necessary and proper repairs, renewals and replacements, so that the business carried on in connection therewith may be properly and advantageously conducted at all times in the normal course of business as conducted prior to the date of repair; provided, however, that nothing contained in this paragraph 5E shall prevent the Parent, the Company or any other Subsidiary of the Parent from ceasing or omitting to exercise any right, license or permit or to make any repair, renewal or replacement that (i) in the reasonable judgment of the Parent, the Company or such other Subsidiary of the Parent is no longer in the best interests of the Parent, the Company or such other Subsidiary of the Parent and (ii) such cessation or omission could not result in a material adverse effect on the business, condition (financial or other), assets, properties, operations or prospects of the Parent, the Company and the other Subsidiaries of the Parent taken as a whole.

                  Maintenance of Insurance. The Parent and the Company will carry and maintain, and cause each of their respective Subsidiaries to carry and maintain, insurance (subject to customary deductibles and retentions) in at least such amounts and against such liabilities and hazards and by such methods as customarily maintained by other companies operating similar businesses.

                  Payment of Taxes and Other Claims. The Parent and the Company will and will cause each of their respective Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, levies, trade accounts payable and claims for work, labor or materials (all the foregoing being referred to collectively as "Claims") payable by any of them, to the extent such Claims have become due and payable and before they have become delinquent; provided that neither the Parent, the Company nor any other Subsidiary of

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



the Parent need pay any Claim if (i) the amount, applicability or validity thereof is contested by the Parent, the Company or such other Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Parent, the Company or such other Subsidiary of the Parent has established adequate reserves therefor in accordance with generally accepted accounting principles on the books of the Parent, the Company or such other Subsidiary of the Parent or (ii) the nonpayment of all such Claims in the aggregate could not result in a material adverse change in the business, condition (financial or other), assets, properties, operations or prospects of the Parent, the Company and the other Subsidiaries of the Parent taken as a whole.

                  ERISA Compliance. The Parent and the Company will, and will cause each ERISA Affiliate to, at all times:

                         with respect to each Plan, make timely payments of contributions required to meet the minimum funding standard set forth in ERISA or the Code with respect thereto and, with respect to any Multiemployer Plan, make timely payment of contributions required to be paid thereto as provided by Section 515 of ERISA, and comply with all other provisions of ERISA applicable to the Parent, the Company or such ERISA Affiliate, as the case may be,

except for such failures to make contributions and failures to comply as could not have a material adverse effect on the business, condition (financial or other), assets, properties, operations or prospects of the Parent, the Company and the other Subsidiaries of the Parent taken as a whole.

                  Compliance with Laws. The Parent and the Company will comply, and will cause each of their respective Subsidiaries to comply, with all applicable laws, rules, regulations and orders (including those relating to protection of the environment) except, in any such case, where failure to comply could not have a material adverse effect on the business, condition (financial or other), assets, properties, operations or prospects of the Parent, the Company and the other Subsidiaries of the Parent taken as a whole.

                  Maintenance of Books of Record; Reserves. The Parent will, on a consolidated and consolidating basis, keep proper books of record and account and set aside appropriate reserves, all in accordance with GAAP.

                  Guaranty of Notes by Certain Subsidiaries. If any Subsidiary of the Parent (whether in existence as of the date of this Agreement or subsequently organized or acquired) delivers or is required to deliver a Guarantee to, or grants or is required to grant a Lien to, or becomes liable as a borrower from or an issuer of Indebtedness held by, any holder of Senior Debt (or a trustee, collateral agent or similar Person on behalf of such holder), or otherwise becomes obligated or is required to become obligated, directly or indirectly, with respect to any Senior Debt, the Parent will cause such Subsidiary to deliver to the holders of the Notes (i) an Assumption of Subsidiary Guaranty in the form of Exhibit H attached hereto, duly executed by such Subsidiary, (ii)

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a copy of a resolution  of the board of directors of such  Subsidiary,  or other appropriate organizational action if such Subsidiary is not a corporation, approving such Assumption of Subsidiary Guaranty and the execution and delivery thereof, which copy shall be certified to be a true copy by the Secretary or an Assistant Secretary of such Subsidiary or other appropriate person if such Subsidiary is not a corporation, and (iii) an opinion, in the form of Exhibit I attached hereto, from counsel to the Parent addressing such Subsidiary and Guaranty.

                  Without limitation or duplication of the preceding paragraph, the Parent in any event shall cause each Material Subsidiary to deliver to the holders of the Notes (i) an Assumption of Subsidiary Guaranty in the form of Exhibit H attached hereto, duly executed by such Subsidiary, (ii) a copy of a resolution of the board of directors of such Subsidiary, or other appropriate organizational action if such Subsidiary is not a corporation, approving such Assumption of Subsidiary Guaranty and the execution and delivery thereof, which copy shall be certified to be a true copy by the Secretary or an Assistant Secretary of such Subsidiary or other appropriate person if such Subsidiary is not a corporation, and (iii) an opinion, in the form of Exhibit I attached hereto, from counsel to the Parent addressing such Subsidiary and such Assumption of Subsidiary Guaranty.

                  Tax Treatment. The Company and the Parent acknowledge and agree that, for tax purposes, they will treat the issuance of the Warrants as being (a) solely in exchange for the Original Warrants in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Code (and within the meaning of any similar provision of state or local income tax law) and (b) wholly tax-free to the Existing Holder under Section 354 of the Code (and under any similar provision of state or local income tax law). The Company and the Parent agree that they will file all tax returns in a manner consistent with the foregoing treatment, and that they will not take any position before any taxing authority or in any tax proceeding which is inconsistent with the foregoing treatment.

         PARAGRAPH                  NEGATIVE COVENANTS.

         6. Negative Covenants. So long as any Note shall remain unpaid, the Company and the Parent covenant that:

                  Financial Covenants. Neither the Parent nor the Company will permit, at any time;

         6A(1). Total Debt to EBITDA Ratio. The ratio of (i) Total Debt to (ii) EBITDA for the most recently ended four consecutive fiscal quarters to be greater than 4.25 to 1.00.

         6A(2). Consolidated Net Worth. Consolidated Net Worth of the Parent on the last day of any fiscal quarter, commencing with the fiscal quarter ended March 31, 1999, to be less than the sum of (i) $45,000,000 plus (ii) 100% of any Equity Proceeds plus (iii) the cumulative total of 50% of Consolidated Net Income for each fiscal quarter (or portion thereof, in the case of the fiscal quarter ending June 30, 1999) after the Effective Date in which Consolidated Net Income is positive, to and including the fiscal quarter ended on such measurement date.

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                  Other Restrictions.  The Parent and the Company will not and will not permit any of their respective Subsidiaries to:

         6B(1). Prohibition Against Layering Indebtedness. Incur, create, issue, assume, guarantee or in any other manner become directly or indirectly liable with respect to or responsible for, or permit to remaining outstanding, any Indebtedness (including, without limitation, Indebtedness permitted pursuant to paragraphs 6A(1) and 6B(6)) that is subordinate or junior in right of payment to any Senior Debt or any Guarantee in respect thereof unless such Indebtedness is subordinate in right of payment to the Notes or any Guarantee in respect thereof (including, without limitation, the Guarantee of the Parent set forth in paragraph 11, the HCP Guaranty and the Subsidiary Guaranty), as the case may be, at least to the same extent as the Notes are subordinate in right of payment to Senior Debt pursuant to the subordination provisions contained in paragraph 7 or any such Guarantee in respect of the Notes is subordinate in right of payment to Senior Debt pursuant to the subordination provisions contained in the applicable guaranty agreement (including, without limitation, the Guarantee of the Parent set forth in paragraph 11, the HCP Guaranty and the Subsidiary Guaranty), as the case may be.

         6B(2). Liens. Create, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the provisions of paragraph 5D), except:

                         Liens, on properties or assets of the Parent, the Company and any party executing a Guarantee with respect to Senior Debt and the Notes, securing Senior Debt and obligations in respect of Hedging Transactions and Swaps of the Company, the Parent and HEP under the Credit Agreement;

                         the Lien in favor of FAR Gas Acquisitions Corporation
described on Schedule 9D attached hereto;

                         statutory Liens incidental to the conduct of business or the ownership of properties of the Parent, the Company and the other Subsidiaries of the Parent (including Liens in connection with worker's compensation, unemployment insurance and other like laws (other than Liens imposed by ERISA), warehousemen's and mechanic's liens and statutory landlord's liens) and Liens to secure statutory obligations, property taxes and assessments of governmental charges or other Liens of like general nature which in each case are incurred in the ordinary course of business and not in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property and which do not in any event materially impair the value or use of the property encumbered thereby in the operation of the business of the Parent, the Company and the other Subsidiaries of the Parent; provided in each case, that the obligation secured is not overdue or is being contested in good faith by appropriate proceedings and reserves with respect thereto have been established to the extent required by GAAP;


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                         Liens,  on  properties  of the Parent,  the Company and
         other Subsidiaries of the Parent, that secure Non-recourse Debt in an aggregate amount not to exceed at any time 5% of Consolidated Net Worth of the Parent, unless otherwise agreed to in writing by the Required Holders; and

                         other Liens on properties of the Parent, the Company or any other Subsidiary of the Parent, provided that the aggregate amount of Indebtedness or other obligations secured by such Liens plus
         (without duplication) the aggregate amount of Indebtedness of all Subsidiaries of the Parent, other than the Company and other than Indebtedness that constitutes Senior Debt, does not exceed at any time the greater of $1,000,000 or 2% of Consolidated Net Worth of the Parent.

         6B(3).   Consolidation,   Merger  or  Transfer  of  Assets.   Merge  or
consolidate with or into any Person or convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, except that:

                  (i) any Subsidiary of the Company may merge with the Company (provided that the Company shall be the sole continuing or surviving Person) or with any one or more other Person(s) (provided that each surviving Person shall be a Wholly Owned Subsidiary of the Company that has executed and delivered a guaranty agreement in respect of the Notes pursuant to this Agreement);

                  (ii) any Subsidiary of the Company may convey, transfer, lease or otherwise dispose of all or substantially all of its assets to the Company or to a Wholly Owned Subsidiary of the Company that has executed and delivered a guaranty agreement in respect of the Notes pursuant to this Agreement;

                  (iii) the Company may merge or consolidate with or into any other corporation or convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any other corporation; provided, that: (a) there shall be a single successor formed by such consolidation or a single survivor formed by such merger, as the case may be, (b) the successor formed by such consolidation, the survivor of such merger, or the corporation that acquires by conveyance, transfer, lease or other disposition all or substantially all of the assets of the Company, as the case may be, shall be organized and existing under the laws of a state of the United States and shall have a majority of its assets and business located in the United States, (c) if the Company is not such successor or survivor, then either (1) the successor, survivor or acquirer or (2) the corporation (which shall be organized and existing under the laws of a state of the United States and shall have a majority of its assets and business located in the United States) that owns a majority of the Voting Stock of the successor, survivor or acquirer shall have expressly assumed all obligations of the Company under or with respect to the Notes, this Agreement and any other agreement entered into in connection with the transactions contemplated hereby, (d) the Person assuming such obligations shall have caused to be delivered to each holder of Securities an opinion of

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         independent counsel reasonably acceptable to the Required Holder(s), to
         the  effect  that  all  agreements  and   instruments   effecting  such
         assumption are enforceable in accordance with their terms (subject to customary exceptions regarding bankruptcy and equitable principles and such other exceptions and qualifications, if any, that are reasonably approved by the Required Holders) and comply with the terms hereof, (e) no Default or Event of Default shall exist, either prior to or immediately after giving effect to such merger, consolidation or asset
         conveyance,   transfer,  lease  or  other  disposition,   and  (f)  the
         Consolidated   Net  Worth  of  the  successor,   survivor  or  acquirer
         (including  circumstances  in which the Company is the successor or the
         survivor)  or,  in  the  case  of  clause  (c)(2)  above,   the  parent
         corporation of the successor, survivor or acquirer, shall be equal to or greater than the Consolidated Net Worth of the Company immediately prior to such merger, consolidation or asset transfer, lease or other disposition;

                  (iv) any Subsidiary of the Parent other than the Company may merge with the Parent (provided that the Parent shall be the sole continuing or surviving Person) or with any one or more other Person(s) (provided that each surviving Person shall be a Wholly Owned Subsidiary of the Parent that has executed and delivered a guaranty agreement in respect of the Notes pursuant to this Agreement);

                  (v) any Subsidiary of the Parent other than the Company may convey, transfer, lease or otherwise dispose of all or substantially all of its assets to the Parent or to a Wholly Owned Subsidiary of the Parent that has executed and delivered a guaranty agreement in respect of the Notes pursuant to this Agreement;

                  (vi) the Parent may merge or consolidate with or into any other corporation or convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any other corporation; provided, that: (a) there shall be a single successor formed by such consolidation or a single survivor formed by such merger, as the case may be, (b) the successor formed by such consolidation, the survivor of such merger, or the corporation that acquires by conveyance, transfer, lease or other disposition all or substantially all of the assets of the Parent, as the case may be, shall be organized and existing under the laws of a state of the United States and shall have a majority of its assets and business located in the United States, (c) if the Parent is not such successor or survivor, then either (1) the successor, survivor or acquirer or (2) the corporation (which shall be organized and existing under the laws of a state of the United States and shall have a majority of its assets and business located in the United States) that owns a majority of the Voting Stock of the successor, survivor or acquirer shall have expressly assumed all obligations of the Parent under or with respect to the Warrant, this Agreement, the Registration Rights Agreement, the Participation Rights Agreement and any other agreement entered into in connection with the transactions contemplated hereby, (d) the Person assuming such obligations shall have caused to be delivered to each holder of Securities an opinion of independent counsel reasonably acceptable to the Required Holder(s), to the effect that all agreements and instruments effecting such assumption are enforceable in accordance with their terms (subject to

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         customary  exceptions regarding bankruptcy and equitable principles and such other exceptions and qualifications, if any, that are reasonably approved by the Required Holders) and comply with the terms hereof, (e) no Default or Event of Default shall exist, either prior to or immediately after giving effect to such merger, consolidation or asset
         conveyance,   transfer,  lease  or  other  disposition,   and  (f)  the
         Consolidated   Net  Worth  of  the  successor,   survivor  or  acquirer
         (including  circumstances  in which the Company is the successor or the
         survivor)  or,  in  the  case  of  clause  (c)(2)  above,   the  parent
         corporation of the successor, survivor or acquirer, shall be equal to or greater than the Consolidated Net Worth of the Parent immediately prior to such merger, consolidation or asset transfer, lease or other disposition; and

                  (vii) any Subsidiary of the Parent other than the Company may merge or consolidate with or into any other Person, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any other Person, if such transaction is permitted by paragraph 6B(4).

                  In the event of a merger or consolidation involving a Subsidiary of the Parent pursuant to the foregoing clause (vii) in which such Subsidiary is not the successor or survivor, the holders of the Notes agree to release such Subsidiary from any Guarantee in respect of the Notes to which it is a party, upon written request of the Parent, if (i) no Default or Event of Default shall exist immediately after giving effect to such merger or consolidation and the Parent shall deliver to the holder of each Note an Officer's Certificate to such effect, and (ii) the holders of Senior Debt also release such Subsidiary from any Guarantee in respect of Senior Debt to which it is a party.

         6B(4).   Limitation on Certain Asset Dispositions.   Make any Asset
Disposition unless:

                  (i) in the good faith opinion of the Parent, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Parent, the Company or another Subsidiary of the Parent that is the transferor with respect to the Asset Disposition in question, as applicable;

                  (ii) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

                  (iii)   immediately   after   giving   effect   to  the  Asset
Disposition:

                         (a) the  aggregate  Disposition  Value of all  property
                  that was the subject of any Asset Disposition occurring (1) in the period of 365 days then ending would not exceed 15% of Consolidated Assets as of the end of the then most recently ended fiscal quarter of the Parent, and (2) at any time after December 31, 1998 would not exceed 40% of Consolidated Assets as of the end of the then most recently ended fiscal quarter of the Parent; and


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                         (b) the aggregate  Disposition Value of all property of
                  the Company and its Subsidiaries that was the subject of any Asset Disposition occurring (1) in the period of 365 days then ending would not exceed 15% of consolidated assets of the Company and its Subsidiaries (determined in the same manner as Consolidated Assets of the Parent and its Subsidiaries) as of the end of the then most recently ended fiscal quarter of the Company, and (2) at any time after December 31, 1998 would not exceed 40% of consolidated assets of the Company and its Subsidiaries (determined in the same manner as Consolidated Assets of the Parent and its Subsidiaries) as of the end of the then most recently ended fiscal quarter of the Company.

                  Notwithstanding anything contained in the foregoing to the contrary, if the net proceeds for any Transfer are applied to a Property Reinvestment Application within 180 days after such Transfer, then such Transfer, only for the purpose of determining compliance with clause (iii) of this paragraph 6B(4) as of any date, shall be deemed not to be an Asset Disposition.

                  In the event of an Asset Disposition in the form of a disposition of all of the capital stock of or other equity interests in any Subsidiary, the holders of the Notes agree to release such Subsidiary from any Guarantee in respect of the Notes to which it is a party, upon written request of the Parent, if (i) no Default or Event of Default shall exist immediately after giving effect to such Asset Disposition and the Parent shall deliver to the holder of each Note an Officer's Certificate to such effect, and (ii) the holders of Senior Debt also release such Subsidiary from any Guarantee in respect of Senior Debt to which it is a party.

         6B(5). Transactions With Affiliates. Other than in the case of transactions between Wholly Owned Subsidiaries of the Parent (other than the Company) that have executed guaranty agreements with respect to the Notes pursuant to this Agreement, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, (i) any Affiliate, (ii) any Person owning, beneficially or of record, directly or indirectly, either individually or together with all other Persons to whom such Person is related by blood, adoption or marriage, stock of the Parent (of any class having ordinary voting power for the election of directors) aggregating 5% or more of such voting power or (iii) any Person related by blood, adoption or marriage to any Person described or coming within the provisions of clause (i) or (ii) of this paragraph 6B(5), except in the ordinary course of business (as determined by reference to the ordinary course of business in the oil and gas industry) and pursuant to the reasonable requirements of the business of the Parent, the Company or the other Subsidiary of the Parent involved in such transaction, as the case may be, and upon terms and conditions at least as favorable to the Parent, the Company or such other Subsidiary as the terms and conditions that would then be obtainable in a comparable arm's-length transaction with a Person not an Affiliate; provided, that the Parent may sell to, or purchase from, any such Person shares of the Parent's stock so long as no Default or Event of Default exists immediately prior to or immediately after giving effect to any such purchase by the Parent; and provided, further, that the Parent, the Company or any of the other Subsidiaries of the Parent may participate in, or effect any transaction in connection with, any joint enterprise or other

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joint  arrangement  with any Affiliate if the Parent,  the Company or such other
Subsidiary participates in or effects such transaction in the ordinary course of its business and on a basis no less advantageous than the basis on which the Parent, the Company or such other Subsidiary would participate in a similar transaction with a Person not an Affiliate.

         6B(6). Priority Debt. Permit Indebtedness of Subsidiaries of the Parent, other than the Company and other than Indebtedness that constitutes Senior Debt, plus (without duplication) Indebtedness secured by Liens permitted by clause (v) of paragraph 6B(2) to exceed, at any time, the greater of $1,000,000 or 2% of Consolidated Net Worth of the Parent.

         6B(7). Hedging Transactions. Be or become a party to any Swap or any Hedging Transaction for any purpose except for bona fide hedging purposes. Without limiting the generality of the foregoing, at no time during any calendar year will the Parent be a party to or permit the Company or any other Subsidiary to be a party to any Hedging Transaction with respect to natural gas or crude oil if, immediately after giving effect to such Hedging Transaction, the aggregate reference quantity of hydrocarbons with respect to Hedging Transactions with respect to natural gas or crude oil that the Parent, the Company and the other Subsidiaries of the Parent shall have entered into during such year exceeds 65% of the aggregate natural gas and crude oil production of the Parent, the Company and the other Subsidiaries of the Parent for such year (calculated on the basis of actual natural gas and crude oil production for such year to date and a good faith estimate of the aggregate amount of such production for the remainder of such year).

         6B(8). Change of Business. Change in any material respect the nature of its respective business or operations from the exploration, development and production, gathering, processing and marketing of oil and gas and activities relating directly thereto, or engage, directly or indirectly, in any material business activity, or purchase or otherwise acquire any material property, in any case not directly related to the conduct of the above-described business or operations.

         PARAGRAPH  SUBORDINATION OF NOTES.

                  Subordination. Anything in this Agreement to the contrary notwithstanding, the Indebtedness evidenced by the Notes, including principal, Yield-Maintenance Amount, if any, and interest, shall be subordinate and junior to the extent set forth in subparagraphs (i) through (vi) inclusive, below, to all Senior Debt.

                         If the Company shall default in the payment of any principal of or interest on any Senior Debt in an amount in excess of $100,000 owing under any single instrument when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or at any other date on which the Company is required to prepay any Senior Debt or by declaration of acceleration or otherwise, then, unless and until such default shall have been remedied by payment in full or waived, no holder of the Notes shall accept or receive any direct or indirect payment of or on account of any Indebtedness in respect of the Notes.


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                         In   the   event   of   any   insolvency,   bankruptcy,
         liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full before any payment of or on account of principal or Yield-Maintenance Amount, if any, or interest is made by the Company in respect of the Notes.

                         In any of the  proceedings  referred to in subparagraph
         (ii) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable by the Company in respect of the Notes shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or Person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof in accordance with the priorities then existing among such holders, unless and until all Senior Debt shall have been paid in full; provided, however, that if the  payment or  delivery  by the  Company of such
                  cash, property, stock or obligations to the holders of the Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Notes to Senior Debt, and made in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery by the Company of such cash, property, stock or obligations payable or deliverable with respect to the Notes shall be made to the holders of Senior Debt; and

                           no such  delivery  shall be made to holders of Senior
                  Debt of stock or obligations if the delivery thereof is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Notes to Senior Debt, and if such stock or obligations are subordinate and junior (whether by law or agreement) at least to the extent provided in this paragraph 7 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued pursuant to such reorganization proceedings in exchange or substitution for any Senior Debt then outstanding.

A  transaction   permitted  by  paragraph  6B(3)(iii)  shall  not  be  deemed  a dissolution, winding-up, liquidation or reorganization for the purposes of this paragraph 7.

                         Upon the occurrence and during the continuance of any Default Subordination Event (other than under circumstances when the terms of subparagraph (ii) above are applicable), no holder of Notes shall accept or receive any direct or indirect payment by setoff or otherwise of or on account of any indebtedness in respect of the Notes during the Stand-Still Period, provided that in the case of any payment on or in respect of any Note which would (in the absence of any such Default Subordination Event) have been due and payable on any date during such Stand-Still Period, the provisions of this subparagraph

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         (iv) shall not prevent  such  payment on or after the date  immediately following the termination of such Stand-Still Period. There shall be no more than three Stand-Still Periods, in the aggregate, so long as the Notes are outstanding, whether the Stand-Still Period arises in connection with, or a notice under, this paragraph 7, the HCP Guaranty, the Subsidiary Guaranty or the Parent Guarantee contained in paragraph 11 hereof.

                         If any payment or distribution of any character, whether in cash, securities or other property, shall be received by any holder of Notes in contravention of any of the terms of this paragraph 7 and before all the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of the holders of the Senior Debt at the time outstanding and shall forthwith be paid over or delivered and transferred to the holders of Senior Debt.

                         If any payment by the Company in respect of Senior Debt must be disgorged by any holder of Senior Debt as a result of any action under the United States Bankruptcy Code or other debtor relief law, the obligations in respect of which such payment was made shall continue to constitute Senior Debt and shall remain entitled to the benefit of the provisions of this provision. Without limitation of the foregoing, in the event of any such disgorgement by a holder of Senior Debt, all holders of Notes, if any, who have become subrogated to the rights of such holder of Senior Debt pursuant to this Agreement and have obtained payment from the Company through the exercise of such subrogation rights shall disgorge and pay to such holder of Senior Debt any payment so obtained, to the extent of the payment or payments disgorged by such holders of Senior Debt.

                  Obligation of the Company Unconditional. The provisions of this paragraph 7 are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of the Notes on the other hand, against the Company and its property, and nothing herein shall impair, as between the Company and the holders of the Notes, the obligation of the Company, which is unconditional and absolute, to pay to the holders thereof the principal thereof and Yield- Maintenance Amount, if any, and interest thereon in accordance with their terms and the provisions hereof, nor shall anything herein prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Notes (including, without limitation, the right to demand payment and sue for performance hereof and of the Notes and to accelerate the maturity thereof as provided in paragraph 8A), subject to the rights, if any, under this paragraph 7 of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable by the Company to the holders of the Notes.

                  Subrogation. Upon payment in full of Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Company made on Senior Debt until the principal of and Yield-Maintenance Amount, if any, and interest on the Notes shall be paid in full, and, for the purposes of such subrogation, no payments to the holders of Senior Debt of any cash, property, stock or obligations to which the holders of the Notes would be entitled except for the provisions of paragraph 7A(iii) shall, as

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between the Company,  its creditors  (other than the holders of the Senior Debt)
and the holders of the Notes, be deemed to be a payment by the Company to or on account of Senior Debt.

                  Rights of Holders of Senior Debt. The provisions of this paragraph 7 shall be deemed a continuing offer to all holders of Senior Debt to act in reliance on such provisions (but no such reliance shall be required to be proven to receive the benefits hereof) and may be enforced by such holders and no right of any present or future holder of any Senior Debt to enforce subordination as provided in this paragraph 7 shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Agreement or the Notes. Without in any way limiting the generality of the foregoing, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holders of the Notes, and without impairing or releasing the subordination provided in this paragraph 7 or the obligations hereunder of the holders of the Notes to the holders of Senior Debt, do any one or more of the following, subject in all cases to the limitations contained in the definition of Senior Debt: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter (including, without limitation, by increasing or decreasing the "Availability Limit" and the "Debt Limit," in each case as defined in the Credit Agreement pursuant to which Senior Debt is incurred), or waive defaults under, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person, including any guarantor or surety.

         PARAGRAPH  EVENTS OF DEFAULT.

         8.       Events of Default.

                  Acceleration. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                         the Company defaults in the payment of any principal of or Yield- Maintenance Amount payable with respect to any Note, in any case when the same shall become due, either by the terms thereof or otherwise as herein provided; or

                         the Company defaults in the payment of any interest on
any Note for more than five days after the date due; or

                         the Parent, the Company or any other Subsidiary of the Parent defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal of or interest on or premium, if any, with respect to any other Indebtedness beyond any period of grace

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



         provided with respect thereto, or the Parent, the Company or any other Subsidiary of the Parent fails to perform or observe any other agreement, term or condition contained in any agreement under which any such Indebtedness is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause such obligation to become due (or to be purchased by the Parent, the Company or any other Subsidiary of the Parent) prior to any stated maturity; provided, that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing acceleration (or sale to the Parent, the Company or any other Subsidiary of the Parent) shall occur and be continuing exceeds $2,500,000; or

                         any representation or warranty made by the Parent or the Company herein, by HEP or any other Subsidiary in the Subsidiary Guaranty, by HCP in the HCP Guaranty, or by the Parent or the Company or any of their respective officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; or

                         the Company or the Parent fails to perform or observe any term, covenant or agreement contained in paragraphs 6A, 6B(1), 6B(2), 6B(3), 6B(4), 6B(6) or 6B(7); or

                         the Company or the Parent fails to perform or observe any other agreement, covenant, term or condition contained herein and such failure shall not be remedied within 30 days after (a) any Responsible Officer obtains actual knowledge thereof or (b) the Company or the Parent receives written notice of such failure from any holder; or

                         the Parent, the Company or any other Subsidiary of the Parent makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

                         any decree or order for relief in respect of the Parent, the Company or any other Subsidiary of the Parent is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (the "Bankruptcy Law"), of any jurisdiction; or

                         the Parent, the Company or any other Subsidiary of the Parent petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Parent, the Company or any other Subsidiary of the Parent, or of any substantial part of the assets of the Parent, the Company or any other Subsidiary of the Parent, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary of the Parent other than the Company) relating to the Parent, the Company or any other Subsidiary of the Parent under the Bankruptcy Law of any other jurisdiction; or

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




                         any such petition or application is filed, or any such proceedings are commenced, against the Parent, the Company or any other Subsidiary of the Parent and the Parent, the Company or any such other Subsidiary of the Parent by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

                         any order, judgment or decree is entered in any proceedings against the Parent decreeing the dissolution of the Parent, the Company or any other Subsidiary of the Parent and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                         any order, judgment or decree is entered in any proceedings against the Parent, the Company or any other Subsidiary of the Parent decreeing a split-up of the Parent, the Company or such other Subsidiary of the Parent which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of, or other equity interests in, a Subsidiary whose assets represent a substantial part, of the consolidated assets of the Parent and its Subsidiaries (determined in accordance with generally accepted accounting principles) or which requires the divestiture of assets, or stock of a Subsidiary, which shall have contributed a substantial part of Consolidated Net Income for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                         one or more final judgments or final orders, in an aggregate amount in excess of $1,000,000 is rendered against the Parent, the Company or any other Subsidiary of the Parent and either
         (a) enforcement proceedings have been commenced by any creditor upon such judgment or order or (b) within 45 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 45 days after the expiration of any such stay, such judgment is not discharged; or

                         any Termination Event with respect to a Plan shall have occurred and, within 30 days after the occurrence thereof, (a) such Termination Event (if correctable) shall not have been corrected and
         (b) the then present value of such Plan's vested benefits exceeds the then current value of assets accumulated in such Plan by more than the amount of $1,000,000 (or in the case of a Termination Event involving the withdrawal of a "substantial employer" (as defined in Section 4001(a) (2) of ERISA), the withdrawing employer's proportionate share of such excess shall exceed such amount); or

                         the Parent, the Company or any of their respective ERISA Affiliates as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an aggregate amount exceeding $1,000,000; or

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




                  (xvi) the Guarantee of the Parent set forth in paragraph 11, the HCP Guaranty or the Subsidiary Guaranty shall for any reason cease to be in full force and effect and valid, binding and enforceable (except as enforceability may be subject to any applicable bankruptcy, insolvency or similar laws or equitable principles generally affecting the enforcement of creditors' rights) in accordance with its terms, or the Parent or any Guarantor shall so state in writing;

then (a) if such event is an Event of Default specified in clause (i) or (ii) of this paragraph 8A, the holder of any Note (other than the Parent, the Company or any other Subsidiary or Affiliate of the Parent) may at its option, by notice in writing to the Company, declare such Note to be, and such Note shall thereupon be and become, immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Parent, (b) if such event is an Event of Default specified in clause (viii), (ix) or (x) of this paragraph 8A with respect to the Company, the Parent or HEP, all of the Notes at the time outstanding shall automatically become immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company and the Parent, and (c) if such event is not an Event of Default specified in clause (viii), (ix) or (x) of this paragraph 8A with respect to the Company, the Parent or HEP, the Required Holder(s) may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Parent.

         The Parent and the Company acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment (except as herein specifically provided for) and that the provisions for payment of the Yield-Maintenance Amount in the event that the Notes are prepaid or are accelerated as a result of an Event of Default are intended to provide compensation for the deprivation of such right under such circumstances.

                  Rescission of Acceleration. At any time after any or all of the Notes shall have been declared immediately due and payable pursuant to paragraph 8A, the Required Holder(s) may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Notes, the principal of and Yield-Maintenance Amount, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal and Yield- Maintenance Amount, if any, at the rate specified in the Notes, (ii) neither the Company, the Parent, HCP, the Initial Subsidiary Guarantors nor any other Subsidiary that has executed a guaranty agreement in respect of the Notes pursuant to this Agreement shall have paid any amounts which have become due solely by reason of such declaration,
(iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to paragraph 13C, and (iv) no judgment or decree shall have

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been  entered for the  payment of any amounts due  pursuant to the Notes or this
Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

                  Notice of Acceleration or Rescission. Whenever any Note shall be declared immediately due and payable pursuant to paragraph 8A or any such declaration shall be rescinded and annulled pursuant to paragraph 8B, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

                  Other Remedies. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement, such Note, the Subsidiary Guaranty and the HCP Guaranty by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement, the Subsidiary Guaranty or the HCP Guaranty or in aid of the exercise of any power granted herein or therein. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or therein or now or hereafter existing at law or in equity or by statute or otherwise.

         PARAGRAPH  REPRESENTATIONS, COVENANTS AND WARRANTIES.

         9. Representations, Covenants and Warranties. The Parent and the Company each represents, covenants and warrants, both on the date hereof and on the Effective Date after giving effect to the Merger, as follows:

                  Organization. The Parent is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary is a corporation, limited partnership or limited liability company, as the case may be, duly organized and validly existing in good standing under the laws of its state of incorporation or formation. Each of the Parent and its Subsidiaries is duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, in each jurisdiction in which the nature of the business transacted or the property owned or leased by it is such as to require such qualification, except where such failure to be so qualified, whether individually or in the aggregate, would not result in any material adverse effect upon the business, condition (financial or other), assets, properties, operations or prospects of the Parent, the Company and the other Subsidiaries of the Parent taken as a whole. The execution, delivery and performance by the Parent and the Company of this Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Participation Rights Agreement are within the corporate powers of the Company and the Parent and have been duly authorized by all necessary corporate action. The execution, delivery and performance of the Subsidiary Guaranty by HEP, the HEP General Partner and the other Initial Subsidiary Guarantors are within such Subsidiary's limited partnership, limited liability company or corporate powers, as the case may be, and have been duly authorized by all necessary corporate, limited partnership or limited liability company action on its

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part.  No Subsidiary of the Parent, other than the Company, HCP and the Initial
Subsidiary Guarantors, is a Material Subsidiary.

                  Financial Statements. The Parent has furnished the Existing Holder with the following financial statements, identified by a principal financial officer of the Parent: a pro forma consolidated balance sheet of the Parent and its Subsidiaries as at December 31, 1998, and a pro forma consolidated statement of income of the Parent and its Subsidiaries for the year then ended, all prepared by the Parent, in each case after giving effect to the Merger as if the Merger had been consummated (x) on December 31, 1998, in the case of the consolidated balance sheet of the Parent and (y) January 1, 1998, in the case of the consolidated statement of income of the Parent. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects, have been prepared on a pro forma basis in accordance with GAAP consistently followed throughout the periods involved and show all liabilities, direct and contingent, of the Parent and its Subsidiaries required to be shown in accordance with GAAP. The balance sheet fairly presents the pro forma financial condition of the Parent and its Subsidiaries as at the date thereof, and the statements of income, stockholders' equity and cash flows fairly present the pro forma results of the operations of the Parent and its Subsidiaries and their cash flows for the period indicated. There has been no material adverse change in the business, condition (financial or other), assets, properties, operations or prospects of the Parent and its Subsidiaries taken as a whole since December 31, 1998.

                  The Company has furnished the Existing Holder with the following financial statements, identified by a principal financial officer of the Company: (i) a consolidated balance sheet of the Company and its Subsidiaries as at December 31, 1998, and consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for the year then ended, all reported on by independent certified public accountants; and (ii) a consolidated balance sheet of the Company and its Subsidiaries as at March 31, 1999, and consolidated statements of income and cash flows for the fiscal quarter ended on such date, all prepared by the Company. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments, which in the aggregate will not be material), have been prepared in accordance with GAAP consistently followed throughout the periods involved and show all liabilities, direct and contingent, of the Company and its Subsidiaries required to be shown in accordance with GAAP. The balance sheets fairly present the condition of the Company and its
Subsidiaries as at the dates thereof, and the statements of income, stockholders' equity and cash flows fairly present the results of the operations of the Company and its Subsidiaries and their cash flows for the periods indicated. There has been no material adverse change in the business, condition (financial or other), assets, properties, operations or prospects of the Company and its Subsidiaries taken as a whole since December 31, 1998.

                  HEP has furnished the Existing Holder with the following financial statements, identified by a principal financial officer of HEP: (i) a consolidated balance sheet of HEP and its Subsidiaries as at December 31, 1998, and consolidated statements of income, stockholders' equity and cash flows of HEP and its Subsidiaries for the year then ended, all reported on by independent

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certified public accountants;  and (ii) a consolidated  balance sheet of HEP and its Subsidiaries as at March 31, 1999 and consolidated statements of income and cash flows for the fiscal quarter ended on such date, all prepared by HEP. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments, which in the aggregate will not be material), have been prepared in accordance with GAAP consistently followed throughout the periods involved and show all liabilities, direct and contingent, of HEP and its Subsidiaries required to be shown in accordance with GAAP. The balance sheets fairly present the condition of HEP and its Subsidiaries as at the dates thereof, and the statements of income, stockholders' equity and cash flows fairly present the results of the operations of HEP and its Subsidiaries and their cash flows for the periods indicated. There has been no material adverse change in the business, condition (financial or other), assets, properties, operations or prospects of HEP and its Subsidiaries taken as a whole since December 31, 1998.


                  Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Parent or the Company, threatened against the Parent, the Company or any of the other Subsidiaries of the Parent, or any properties or rights of the Parent, the Company or any of the other Subsidiaries of the Parent, by or before any court, arbitrator or administrative or governmental body which could reasonably be expected to result in any material adverse change in the business, condition (financial or other), assets, properties, operations or prospects of the Parent, the Company and the other Subsidiaries of the Parent taken as a whole. There is no action, suit, investigation or proceeding pending or threatened against the Parent, the Company or any of the other Subsidiaries of the Parent which purports to affect the validity or enforceability of this Agreement, any Note, the Subsidiary Guaranty, the HCP Guaranty, any Warrant, the Registration Rights Agreement, the Participation Rights Agreement or the Merger Agreement or the transactions contemplated hereby or thereby.

                  Outstanding Indebtedness. Neither the Parent, the Company nor any of the other Subsidiaries of the Parent has outstanding any Indebtedness or Non-recourse Debt except as permitted by paragraphs 6A(1) and 6B(6) and all of which is described in Schedule 9D attached hereto. There exists no default under (and no waiver of default is currently in effect with respect to) the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto, and no event or condition exists with respect to any Indebtedness of the Parent, the Company or any other Subsidiary of the Parent that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  Title to Properties. The Parent, the Company and each of their respective Subsidiaries has, (i) in the case of each property having a market value of at least $100,000, good and marketable title to its respective real properties (including, without limitation, oil and gas properties but excluding office space that it leases), and (ii) in the case of all of its other respective properties and assets, good title, including for purposes of both clause (i) and clause (ii) the

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properties  and assets  reflected in the balance  sheets as at December 31, 1998 referred to in paragraph 9B (other than properties and assets disposed of in the ordinary course of business). All leases necessary in any material respect for the conduct of the respective businesses of the Parent, the Company and the other Subsidiaries of the Parent are valid and subsisting and are in full force and effect.

                  Taxes. The Parent, the Company and each of their respective Subsidiaries has, filed all federal, state and other income tax returns which, to the knowledge of the officers of the Parent and the Company, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

                  Conflicting Agreements and Other Matters. Neither the Parent, the Company nor any of the other Subsidiaries of the Parent is subject to any charter, limited partnership agreement or other corporate or limited partnership restriction which materially and adversely affects its business, property or assets, or financial condition. Neither the Parent, the Company nor any of the other Subsidiaries of the Parent is a party to any contract or agreement which materially and adversely affects (after taking into consideration the benefits reasonably expected to be obtained by the Parent, the Company or such other Subsidiary thereunder) its business, property or assets, or financial condition. Neither the execution nor delivery of this Agreement, the Subsidiary Guaranty, the HCP Guaranty, the Warrants, the Registration Rights Agreement or the Participation Rights Agreement nor the offering and delivery of the Securities, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes, the Subsidiary Guaranty, the HCP Guaranty, the Warrants, the Registration Rights Agreement and the Participation Rights Agreement will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Parent, the Company or any of the other Subsidiaries of the Parent pursuant to, the charter, limited partnership agreement or by-laws of the Parent, the Company or any such other Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Parent, the Company or any of such other Subsidiaries is subject. Neither the Parent, the Company nor any of such other Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Parent, the Company or such other Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company of the type evidenced by the Notes or of Indebtedness of HEP or any other Subsidiary of the type to be evidenced by the Subsidiary Guaranty, except as set forth in the agreements listed in Schedule 9G attached hereto.

                  Authorized Capital Stock. The authorized capital stock of the Parent consists of 30,000,000 shares, of which (i) 25,000,000 shares are Parent Common Stock of which 10,000,000 shares are issued and outstanding, and (ii) 5,000,000 shares are preferred stock (the "Parent

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Preferred  Stock"),  of which 2,334,186  shares have been designated as Series A
Cumulative Preferred Stock, of which all such shares of such series of Parent Preferred Stock are issued and outstanding. All the outstanding shares of Parent Common Stock and Parent Preferred Stock are duly authorized, validly issued, fully paid and nonassessable. The Parent does not have outstanding any warrants, options, convertible securities or other rights for the purchase or acquisition of shares of its capital stock other than the Warrants. Up to 1,200,000 shares of Parent Common Stock and 180,000 shares of Parent Preferred Stock are issuable under the Parent's 1999 Long-Term Incentive Plan. The Warrants and the shares of Parent Common Stock issuable upon the exercise of the Warrants have been duly and validly authorized, and such shares of Parent Common Stock have been duly reserved for issuance upon exercise of the Warrants. No shareholder of the Parent or any other Person is entitled to preemptive or similar rights with respect to the Warrants or the shares of Parent Common Stock issuable upon exercise of the Warrants and, if and when issued upon exercise of the Warrants in accordance with the provisions thereof, such shares will be validly issued, fully paid and nonassessable shares.

                  Offering of Warrants. Neither the Parent nor any agent acting on its behalf has, directly or indirectly, offered the Warrants or any similar security of the Parent for sale to, or solicited any offers to buy the Warrants or any similar security of the Parent from, or otherwise approached or negotiated with respect thereto with, any Person other than institutional investors, and neither the Parent nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Warrants to the provisions of Section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

                  Use of Proceeds. Neither the Parent nor any Subsidiary owns any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Notes and the Original Warrant originally issued and sold under the Original Agreement were used by the Company to refinance Indebtedness existing at the time of such sales, to acquire producing property and for general corporate purposes. None of such proceeds were used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any Indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Parent nor the Company nor any agent acting on behalf of either of them has taken or will take any action which might cause this Agreement, the Original Agreement, the Notes, the Original Warrant or the Warrants to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect on the date of the Original Agreement, on the Effective Date or thereafter.

                  ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan). No liability to the PBGC has been or is expected by the Parent, the Company or any ERISA Affiliate to be incurred with respect to any Plan (other than a Multiemployer Plan) by

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the  Parent,  the  Company,  any  other  Subsidiary  of the  Parent or any ERISA
Affiliate which is or would be materially adverse to the business, condition (financial or other), assets, properties, operations or prospects of the Parent, the Company and the other Subsidiaries of the Parent taken as a whole. Neither the Parent, the Company, any other Subsidiary of the Parent nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the business, condition (financial or other), assets, properties, operations or prospects of the Parent, the Company and the other Subsidiaries of the Parent taken as a whole. The execution and delivery of the Original Agreement and the issuance and sale of the Notes and Original Warrant were exempt from, or did not involve any transaction which was subject to, the prohibitions of section 406 of ERISA and did not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code. The execution and delivery of this Agreement and the issuance and sale of the Warrants will be exempt from, or will not involve any transaction which is subject to, the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code. The representations by the Parent and the Company in the two immediately preceding sentences is made in reliance upon and subject to the accuracy of the Existing Holder's representation in paragraph 10B.

                  Governmental Consent. Neither the nature of the Parent, the Company or of any other Subsidiary of the Parent, nor any of their respective businesses or properties, nor any relationship between the Parent, the Company or any such other Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Warrants is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental or regulatory body (other than routine filings after the Effective Date with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement, the Subsidiary Guaranty, the Registration Rights Agreement, the Participation Rights Agreement, the offering, issuance, sale or delivery of the Securities or fulfillment of or compliance with the terms and provisions of this Agreement, the Subsidiary Guaranty, the HCP Guaranty, the Registration Rights Agreement, the Participation Rights Agreement or the Securities.

                  Environmental Compliance. The Parent, the Company and the other Subsidiaries of the Parent and all of their respective properties and facilities have complied at all times and in all respects with all federal, state, local and regional statutes, laws, ordinances and judicial or administrative orders, judgments, rulings and regulations relating to protection of the environment except, in all such cases considered in the aggregate, where failure to comply would not reasonably be expected to result in a material adverse effect on the business, condition (financial or other), assets, properties, operations or prospects of the Parent, the Company and the other Subsidiaries of the Parent taken as a whole.

                  Disclosure. Neither this Agreement nor any other document, certificate or statement furnished to the Existing Holder by or on behalf of the Parent, the Company or HEP in connection

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herewith  contains any untrue  statement of a material  fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Parent, the Company or any of the other Subsidiaries of the Parent which materially adversely affects or in the future may (so far as the Parent or the Company can now foresee) materially adversely affect the business, property or assets, or financial condition of the Parent, the Company or any of the other Subsidiaries of the Parent and which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to the Existing Holder by or on behalf of the Parent, the Company or HEP prior to the date hereof in connection with the transactions contemplated hereby.

                  Year 2000 Compliance. The Parent has (i) initiated a review and assessment of all areas within the business and operations of the Parent and each of its Subsidiaries (including those affected by suppliers and vendors) that could suffer a material adverse effect (determined by reference to the business, condition (financial or otherwise), assets, properties or prospects of the Parent and its Subsidiaries taken as a whole) as a result of the "Year 2000 Problem" (that is, the risk that computer applications used by it or any of its Subsidiaries (or their respective suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented or is implementing such plan in accordance with such timetable. The Parent reasonably believes that all computer applications (including those of suppliers and vendors) that are material to the business or operations of the Parent or any of its Subsidiaries will on a timely basis be able to perform properly date-sensitive functions for all dates before and from and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, properties or prospects of the Parent and its Subsidiaries taken as a whole.

                  Agreement of Merger Conditions Satisfied. All conditions precedent set forth in Article VIII of the Agreement of Merger have been satisfied as of the Effective Date.

                  Reorganization.

         (i) Each of the Parent, HEC Acquisition Partnership, L.P., the HEP General Partner, the Company, HCRC Acquisition Corp., HEP and HEPGP Ltd. (collectively, the "Merger Parties") has all requisite partnership or corporate power and authority, as the case may be, to execute, deliver and perform the Merger Agreement and to consummate the Merger and the other transactions contemplated thereby.

         (ii) The execution, delivery and performance by each of the Merger Parties of the Merger Agreement and the other documents delivered by such Merger Party pursuant thereto or in connection therewith (with respect to each Merger Party, the "Merger Documents") have been duly authorized by all necessary corporate or partnership action, as the case may be.


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         (iii)  There is no action,  suit or  proceeding  pending or  threatened which questions the validity or legality of, or seeks damages in connection with, the Merger Documents, the Merger or any actions contemplated thereby.

         (iv) The execution, delivery and performance by each of the Merger Parties of the Merger Documents to which it is a party and the consummation of the Merger do not conflict with or violate the constituent documents of such Merger Party or any law, statute or published rule or regulation, or any writ, order or decision of any court or governmental instrumentality binding on the Parent or any of its Subsidiaries or any indenture, mortgage, contract, instrument or agreement to which the Parent or any of its Subsidiaries is a party or by which it or its assets is bound.

         (v) Neither the execution, delivery or performance by each of the Merger Parties of the Merger Documents to which it is a party nor the consummation of the Merger requires the consent or approval or other action of, or the making of any filing, with, any governmental authority, other than such consents and approvals that have been obtained, such other actions that have been taken and such other filings that have been made and that, in each case, are in full force and effect on the Effective Date.

         PARAGRAPH  REPRESENTATIONS OF THE EXISTING HOLDER.

         10. Representations of the Existing Holder. The Existing Holder represents as follows:

                  Nature of Acquisition of Securities. The Existing Holder is an "insurance company" as defined in section 2(13) of the Securities Act and is not acquiring the Warrants hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933, provided that the disposition of the property of the Existing Holder shall at all times be and remain within its control.

                  Source of Funds. No part of the funds used by the Existing Holder to pay the purchase price of the Notes or the Original Warrant originally issued under the Original Agreement constituted assets allocated to a separate account maintained by the Existing Holder. For the purpose of this paragraph 10B, the term "separate account" shall have the meaning specified in section 3 of ERISA.

         PARAGRAPH  GUARANTY OF PARENT.

                  The Guaranty. The Parent hereby irrevocably and unconditionally guarantees to each holder from time to time of any of the Notes, the due and punctual payment in full of (i) the principal of, Yield-Maintenance Amount, if any, and interest on (including without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by

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required or optional  prepayment or by  acceleration  or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "Guaranteed Obligations"). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, the Parent agrees to pay the same when due to the holders of the Notes entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and this Agreement. Each default in payment of principal of, Yield- Maintenance Amount, if any, or interest on any Note shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.

         The Parent hereby agrees to pay and to indemnify and save the holders of the Notes harmless from and against any damage, loss, cost or expense (including attorneys' fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (i) any breach by the Parent of any warranty, covenant, term or condition in, or the occurrence of any default under, this paragraph 11, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and (ii) any legal action commenced to challenge the validity of this paragraph 11.

                  Obligations Absolute. The obligations of the Parent under this paragraph 11 shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Agreement, shall not be subject to any counterclaim, set off, deduction or defense based upon any claim the Parent may have against the Company or any holder of the Notes or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Parent shall have any knowledge or notice thereof), including, without limitation: (i) any amendment, modification of or supplement to the Notes or this Agreement or any other instrument or agreement referred to herein (except that the obligations of the Parent hereunder shall apply to the Notes or this Agreement or such other instruments or agreements as so amended, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for or other guaranty of the Notes; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes or this Agreement; (iii) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (iv) any merger, amalgamation or consolidation of the Parent or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of the Parent or of the Company to any Person; (v) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with the Parent; or (vi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Parent. The Parent covenants that its obligations hereunder will not be discharged except by payment in full of all of the Guaranteed Obligations.


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                  Waiver.  The  Parent  unconditionally  waives:  (i)  notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due under the Notes or this Agreement, and of any of the matters referred to in paragraph 11B hereof;
(ii) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of each holder from time to time of the Notes against the Parent, including, without limitation, presentment to or demand for payment from the Company or the Parent with respect to any Note, notice to the Company or to the Parent of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company; (iii) any right to the enforcement, assertion or exercise by any holder of the Notes of any right, power or remedy conferred in this Agreement or the Notes; (iv) any requirement or diligence on the part of any holder of the Notes; and (v) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Parent or which might otherwise operate as a discharge of the Parent.

                  Obligations Unimpaired. The Parent authorizes the holders of the Notes, without notice or demand to the Parent and without affecting its obligations hereunder, from time to time: (i) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes or this Agreement or any other instrument referred to therein; (ii) to take and hold security for the payment of the
Notes, for the performance of this paragraph 11 or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security; (iii) to apply any such security and to direct the order or manner of sale thereof as the holders of the Notes in their sole discretion may determine; (iv) to obtain additional or substitute endorsers or guarantors; (v) to exercise or refrain from exercising any rights against the Company and others; and (vi) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of, Yield-Maintenance Amount, if any, and interest on the Notes and any other Guaranteed Obligation hereunder. The Parent waives any right to require the holders of the Notes to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, the Parent or any other person or to pursue any other remedy available to such holders.

                  Subrogation. The Parent will not exercise, and hereby subordinates to the rights of the holders of the Notes, any rights which the Parent may have acquired by way of subrogation under this Agreement by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, indemnity, exoneration or contribution, any right to participate in any claim or any rights or recourse to any security for the Notes or any Guarantee in respect of the Notes and this Agreement, unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes and this Agreement shall have been performed, observed or paid in full at the time of the Parent's exercise of any such right.

                  Reinstatement of Guaranty.   The Guarantee by the Parent
contained in this paragraph 11 shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder of the Notes for

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principal,  Yield-Maintenance Amount, if any, or interest on the Notes or any of the other  Guaranteed  Obligations is rescinded or must otherwise be restored or
returned  by  such  holder  upon  the   insolvency,   bankruptcy,   dissolution,
liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of any holder of a Note to receive any payment under any Note shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, the Parent agrees that, for purposes of this paragraph 11 and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holders of the Notes had accelerated the same in accordance with the terms of this Agreement, and the Parent shall forthwith pay such accelerated principal amount, accrued interest and Yield-Maintenance Amount, if any, thereon and any other amounts guaranteed hereunder.

                  Subordination of Guaranteed Obligations.

         11G(1). Subordination. Anything in this Agreement to the contrary notwithstanding, the Guaranteed Obligations shall be subordinate and junior to the extent set forth in subparagraphs (i) through (iv) inclusive, below, to all Senior Debt.

                  (i) If the Parent shall default in the payment of any principal of or interest on any Senior Debt in an amount in excess of $100,000 owing under any single instrument when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or at any other date on which the Parent is required to prepay any Senior Debt or by declaration of acceleration or otherwise, then, unless and until such default shall have been remedied by payment in full or waived, the holders of Notes shall not accept or receive any direct or indirect payment of or on account of the Guaranteed Obligations.

                  (ii) In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Parent, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Parent, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full before any payment of or on account of the Guaranteed Obligations is made by the Parent.

                  (iii) In any of the  proceedings  referred to in  subparagraph
         (ii) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable by the Parent in respect of the Guaranteed Obligations shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or Person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof in accordance with the priorities then

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         existing  among such  holders,  unless and until all Senior  Debt shall have been paid in full; provided, however, that

                           (a) if the  payment or delivery by the Parent of such
                  cash, property, stock or obligations to any holder of Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Guaranteed Obligations to Senior Debt, and made in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery by the Parent of such cash, property, stock or obligations payable or deliverable with respect to the Guaranteed Obligations shall be made to the holders of Senior Debt; and

                           (b)      no such stock or shall be made to holders of
                                            Senior Debt of
                                            obligations if the delivery  thereof
                                            is  authorized by an order or decree
                                            giving  effect,  and stating in such
                                            order  or  decree   that  effect  is
                                            given, to the  subordination  of the
                                            Guaranteed   Obligations  to  Senior
                                            Debt,   and   if   such   stock   or
                                            obligations   are   subordinate  and
                                            junior (whether by law or agreement)
                                            at least to the extent  provided  in
                                            this paragraph 11G to the payment of
                                            all Senior Debt then outstanding and
                                            to  the  payment  of  any  stock  or
                                            obligations    which   are    issued
                                            pursuant   to  such   reorganization
                                            proceedings     in    exchange    or
                                            substitution  for  any  Senior  Debt
                                            then outstanding.

                  A  transaction   permitted  by  paragraph  6B(3)(vi)  of  this
         Agreement shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this paragraph 11G.

                  (iv) Upon the occurrence and during the continuance of any Default Subordination Event (other than under circumstances when the terms of subparagraph (ii) above are applicable), the holders of Notes shall not accept or receive any direct or indirect payment by setoff or otherwise of or on account of the Guaranteed Obligations during the Stand-Still Period, provided that in the case of any payment on or in respect of the Guaranteed Obligations which would (in the absence of any such Default Subordination Event) have been due and payable on any date during such Stand-Still Period, the provisions of this subparagraph (iv) shall not prevent such payment on or after the date immediately following the termination of such Stand-Still Period. There shall be no more than three Stand-Still Periods, in the aggregate, so long as the Notes remain outstanding, whether the Stand-Still Period arises in connection with, or results from a notice under, this paragraph 11G, the HCP Guaranty, the Subsidiary Guaranty or paragraph 7.

                         (v) If any payment or  distribution  of any  character,
whether in cash,
                                    securities  or  other  property,   shall  be
                                    received   by  any   holders   of  Notes  in
                                    contravention of any of the terms of this paragraph 11G and before all the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of the holders of the Senior Debt at the time outstanding and shall forthwith be paid over or delivered and transferred to the holders of Senior Debt.

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                         (vi) If any  payment by the Parent in respect of Senior
Debt must be
                                    disgorged  by any holder of Senior Debt as a
                                    result of any action under the United States
                                    Bankruptcy  Code or other debtor relief law,
                                    the  obligations  in  respect  of which such
                                    payment   was   made   shall   continue   to
                                    constitute  Senior  Debt  and  shall  remain
                                    entitled to the benefit of the provisions of
                                    this  provision.  Without  limitation of the
                                    foregoing,   in  the   event   of  any  such
                                    disgorgement  by a holder  of  Senior  Debt,
                                    each holder of Notes shall, if it has become
                                    subrogated  to the rights of such  holder of
                                    Senior Debt  pursuant to this  paragraph  11
                                    and has obtained payment from the Parent through the exercise of such subrogation rights, disgorge and pay to such holder of Senior Debt any payment so obtained, to the extent of the payment or payments disgorged by such holders of Senior Debt.

         11G(2) Obligation of the Parent Unconditional. The provisions of this paragraph 11G are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of Notes on the other hand, against the Parent and its property, and nothing herein shall impair, as between the Parent and the holders of the Notes, the obligation of the Parent, which is unconditional and absolute, to pay the Guaranteed Obligations in accordance with the terms and provisions hereof, nor shall anything herein prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under this Agreement, the Notes (including, without limitation, the right to demand payment and sue for performance hereof and of the Notes and to accelerate the maturity thereof as provided in paragraph 8A), subject to the rights, if any, under this paragraph 11G of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable by the Parent to such holders of Notes.

         11G(3) Subrogation. Upon payment in full of Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Parent made on Senior Debt until the Guaranteed Obligations shall be paid in full, and, for the purposes of such subrogation, no payments to the holders of Senior Debt of any cash, property, stock or obligations to which the holders of the Notes would be entitled except for the provisions of paragraph 11G(1)(iii) shall, as between the Parent, its creditors (other than the holders of the Senior Debt) and Prudential, be deemed to be a payment by the Parent to or on account of Senior Debt.

         11G(4) Rights of Holders of Senior Debt. The provisions of this paragraph 11G shall be deemed a continuing offer to all holders of Senior Debt to act in reliance on such provisions (but no such reliance shall be required to be proven to receive the benefits hereof) and may be enforced by such holders and no right of any present or future holder of any Senior Debt to enforce subordination as provided in this paragraph 11G shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Parent or by any act or failure to act by any such holder, or by any non-compliance by the Parent with the terms, provisions and covenants of this paragraph 11G. Without in any way limiting the generality of the foregoing, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holders of the Notes, and without impairing or releasing the subordination provided in this paragraph 11G or the obligations hereunder

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of the holders of the Notes to the holders of Senior Debt, do any one or more of the following, subject in all cases to the limitations contained in the definition of Senior Debt: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter (including, without limitation, by increasing or decreasing the "Availability Limit" and the "Debt Limit," in each case as defined in the Credit Agreement pursuant to which Senior Debt is incurred), or waive defaults under, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Parent and any other Person, including any guarantor or surety.

         PARAGRAPH  DEFINITIONS AND ACCOUNTING TERMS.

         12. Definitions. For the purpose of this Agreement, the terms defined in the introductory paragraph, in the recitals hereto, and in paragraphs 1 and 2 shall have the respective meanings specified therein, and the following terms shall have the meanings specified with respect thereto below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  Yield-Maintenance Terms.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "Called Principal" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4B or 4C or is declared to be immediately due and payable pursuant to paragraph 8A, as the context requires.

         "Designated Spread" shall mean, (i) with respect to the Called Principal of any Note that is prepaid pursuant to paragraph 4C, 2.50% (250 basis points), and (ii) in all other cases 1.00% (100 basis points).

         "Discounted Value" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

         "Reinvestment Yield" shall mean the sum of the Designated Spread plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display

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designated  as "Page 678" on the Telerate  Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable,
(ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, (a) if necessary, by (x) converting U.S. Treasury bill quotations to bond- equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between yields reported for various maturities and (b) by converting all such implied yields to a quarterly payment basis in accordance with accepted financial practice.

         "Remaining  Average  Life"  shall  mean,  with  respect  to the  Called
Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

         "Settlement Date" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraph 4B or 4C or is declared to be immediately due and payable pursuant to paragraph 8A as the context requires.

         "Yield-Maintenance Amount" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of and including the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

                  Other Terms.

         "Affiliate" shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such first Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether

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through the ownership of voting securities, by contract or otherwise. Unless the context clearly requires otherwise, "Affiliate" shall mean an Affiliate of the Parent.

         "Agreement of Merger" shall have the meaning specified in the recitals of this Agreement.

         "Asset Disposition" shall mean, with respect to the Parent, the Company or any other Subsidiary of the Parent, any transaction or series of related transactions in which such Person sells, conveys, transfers, leases (as lessor) or otherwise (including, without limitation, by merger or consolidation) disposes of (collectively, for purposes of this definition, a "transfer"), directly or indirectly, any of its property or assets, including, without limitation, any Indebtedness of any Subsidiary or capital stock of or other equity interests in any Subsidiary (including the issuance of such stock or other equity interests by such Subsidiary), other than (i) transfers from (a) a Subsidiary of the Company to the Company or a Wholly Owned Subsidiary of the Company that has executed a guaranty agreement in respect of the Notes pursuant to this Agreement, (b) a Subsidiary (other than the Company) of the Parent to the Parent or a Wholly Owned Subsidiary of the Parent that has executed a guaranty agreement in respect of the Notes pursuant to this Agreement, or (c) the Parent to the Company, to any Subsidiary of the Parent that has executed the Subsidiary Guaranty or to a Wholly Owned Subsidiary of the Parent that has executed and delivered a guaranty agreement in respect of the Notes pursuant to this Agreement, (ii) transactions permitted by clauses (i) through (vi), inclusive, of paragraph 6B(3), and (iii) sales of oil and gas production in the ordinary course of business of the Parent, the Company or another Subsidiary of the Parent.

         "Bankruptcy Law" shall have the meaning specified in clause (viii) of paragraph 8A.

         "Business Day" shall mean any day on which banks are open for business in New York City (other than a Saturday, a Sunday or a legal holiday in the States of New York or New Jersey).

         "Capitalized Lease Obligation" shall mean, with respect to any Person, any rental obligation which, under generally accepted accounting principles, would be required to be capitalized on the books of such Person, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

         "Change in Control" shall mean if any Person or Persons acting in concert, together with Affiliates thereof, shall in the aggregate, directly or indirectly, control or own (beneficially or otherwise) more than 50% (by number of shares) of the issued and outstanding Voting Stock of the Parent.

         "Claims"  shall have the meaning specified in paragraph 5G.

         "Code"  shall mean the Internal Revenue Code of 1986, as amended.

         "Consolidated Assets" shall mean, at any time, the total assets of the Parent and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Parent and its

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Subsidiaries  as  of  such  time  prepared  in  accordance   with  GAAP,   after
eliminating, without duplication, (i) amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, and (ii) assets subject to Non-recourse Debt.

         "Consolidated Interest Expense" shall mean, with respect to any period, the sum (without duplication) of the following (in each case, eliminating, without duplication, all offsetting debits and credits between the Parent and its Subsidiaries, all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent and its Subsidiaries in accordance with GAAP, all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, and all items in respect of Non-recourse Debt): (i) all interest and prepayment charges in respect of Indebtedness of the Parent and its Subsidiaries (including imputed interest in respect of Capitalized Lease Obligations and net costs of Swaps) deducted in determining Consolidated Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, and (ii) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

         "Consolidated Net Income" shall mean, with respect to any period, the net income (or loss) of the Parent and its Subsidiaries for such period as determined in accordance with GAAP, after eliminating, without duplication, (i) all items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent and its Subsidiaries in accordance with GAAP, (ii) all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, and (iii) all items in respect of Non-recourse Debt; provided that there shall also be excluded the following: any gains (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), any gains resulting from the write-up of assets, any earnings of any Person acquired by the Parent or any Subsidiary through purchase, merger or consolidation or otherwise for any period prior to the date of acquisition, any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary, any gains from the acquisition of securities or the retirement or extinguishment of Indebtedness, any gains on collections from insurance policies or settlements, any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, the cumulative effect of changes in accounting principles included in income during the period, any income or gain during such period from any discontinued operations or the disposition thereof, from any extraordinary items or from any prior period adjustments, or, in the case of a successor to the Parent or any Subsidiary by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets or any equity of the Parent or any Subsidiary in the undistributed earnings (but not losses) of any Person which is not a Subsidiary.

         "Consolidated Net Worth" shall mean, with respect to any Person, an amount equal to consolidated stockholders' equity of such Person determined in accordance with GAAP (less

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amounts  attributable to any preferred stock that is Redeemable)  minus, the net equity of such Person and its Subsidiaries in any assets subject to Non-recourse Debt.

         "Convertible Securities" shall mean any debt instrument that is by its terms convertible into an equity interest in the Parent or a Subsidiary.

         "Credit Agreement" shall mean the Credit Agreement dated as of June __, 1999, among the Parent, the Company, HEP and the banks listed therein, First Union National Bank of North Carolina, as Collateral Agent, and Morgan Guaranty Trust Company of New York, as Agent, as amended from time to time.

         "Default Subordination Event" shall mean the existence of all of the following: (i) a Subordination Event of Default shall have occurred and be continuing in respect of any Senior Debt, (ii) the holders of the Notes shall have received a notice from or on behalf of any holder of such Senior Debt specifying that such Subordination Event of Default has occurred and is continuing and that such notice constitutes a "Default Subordination Notice" and
(iii) no other Default Subordination Notice shall have been delivered by any holder of Senior Debt within the 365 day period immediately preceding the giving of such notice. The "Stand-Still Period" relating to any Default Subordination Event shall be deemed to continue until the earliest of (a) the Subordination Event of Default under the Senior Debt giving rise thereto shall have been cured or waived; (b) a period of 120 days shall have elapsed from the giving of the Default Subordination Notice relating thereto; and (c) the Senior Debt giving rise thereto shall have been accelerated.

         "Default Subordination Notice" shall have the meaning specified in the definition of "Default Subordination Event."

         "Disposition Value" shall mean, at any time, with respect to any property

                  (i)  in  the  case  of  property  that  does  not   constitute
         Subsidiary   Stock,  the  book  value  thereof  at  the  time  of  such disposition, and

                  (ii) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Parent.

         "EBITDA" shall mean, for any period, the sum of (i) Consolidated Net Income plus (ii) to the extent deducted in the determination of Consolidated Net Income (other than as a result of clauses (ii), (iii) and (iv) of the definition thereof), (a) all provisions for federal, state and other

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income tax, (b) Consolidated  Interest Expense and (c) provisions for depletion, depreciation and amortization and impairment of oil and gas properties.

         "Effective Date" shall have the meaning specified in paragraph 3.

         "Equity Proceeds" shall mean the aggregate sum of (i) the net proceeds received after the Effective Date by the Parent or any Subsidiary upon the sale of any equity interest in the Parent or any Subsidiary (other than in the case of sales by a Subsidiary to the Parent or to a Wholly Owned Subsidiary), plus
(ii) the net proceeds received after the Effective Date by the Parent, the Company or any other Subsidiary of the Parent upon (a) the exercise of the Warrants, or any other warrants, options or similar instruments issued by the Parent or any Subsidiary (other than in the case of warrants or similar instruments issued to and held by the Parent or a Wholly Owned Subsidiary), and
(b) the conversion of any Convertible Securities into common stock or other equity interest in the Parent or any Subsidiary (other than conversions by the Parent or a Wholly Owned Subsidiary).

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" shall mean any corporation which is a member of the same controlled group of corporations as the Company or the Parent within the meaning of section 414(b) of the Code, or any trade or business which is under common control with the Company or the Parent within the meaning of section 414(c) of the Code.

         "Event of Default" shall mean any of the events specified in paragraph 8A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Existing Holder" shall have the meaning specified in the introduction to this Agreement.

         "Fair Market Value" shall mean, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "GAAP"  shall have the meaning specified in paragraph 12C.

         "Guarantee" shall mean, with respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise

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directly  or  indirectly  liable,  including,   without  limitation,   any  such
obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose, intent or effect of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

         "Guarantor" shall mean HCP, HEP and each other Subsidiary of the Parent that is a party to the Subsidiary Guaranty.

         "HCP" shall mean Hallwood Consolidated Partners, L.P., a Colorado limited partnership.

         "HCP Consent" shall mean the Consent executed by HCP substantially in the form of Exhibit F hereto.

         "HCP  Guaranty"  shall mean that certain Senior  Subordinated  Guaranty
Agreement, dated as of December 23, 1997, executed by HCP in favor of the holders of the Notes, as the same may be amended, restated, modified or otherwise supplemented from time to time.

         "Hedging Transaction" shall mean any commodity basis swap, forward commodity transaction, commodity swap, commodity option, commodity index swap, commodity cap transaction, commodity floor transaction, commodity collar transaction, any other similar transaction that relates to commodities (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions. For the purposes of this Agreement, the amount of the obligation under any Hedging Transaction shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Hedging Transaction had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Hedging Transaction provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "HEP" shall have the meaning specified in the recitals to this Agreement.

         "HEP General Partner" shall have the meaning specified in paragraph 3A(xii).


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         "Indebtedness"  shall  mean,  with  respect to any  Person and  without duplication: (i) all items (excluding items of contingency reserves or of reserves for deferred income taxes) which under GAAP are shown on the balance
sheet  as  a  liability  (including,   without  limitation,   Capitalized  Lease
Obligations, but excluding accounts payable in the ordinary course of business and accrued expenses shown as current liabilities; (ii) indebtedness secured by any Lien existing on property owned subject to such Lien, whether or not the indebtedness secured thereby shall have been assumed, provided, that the obligations secured by any Liens permitted by paragraph 6B(2)(iv) shall not constitute Indebtedness; (iii) redemption obligations in respect of mandatorily redeemable preferred stock; (iv) all liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); (v) Swaps and Hedging Transactions; and (vi) Guarantees of Indebtedness of other Persons of the types described in the foregoing clauses
(i) through (v). Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (i) through (vi) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Initial Subsidiary Guarantors" shall mean HEP, EM Nominee Partnership Company, a Colorado general partnership, Concise Oil & Gas Partnership, a Colorado general partnership, May Energy Partners Operating Partnership Ltd., a Texas limited partnership, LaPlata Associates, LLC, a Colorado limited liability company, and Hallwood LaPlata, LLC, a Colorado limited liability company.

         "Lien" shall mean any mortgage, pledge, priority, security interest, encumbrance, contractual deposit arrangement, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

         "Material Subsidiary" shall mean at any time any Subsidiary of the Parent that (i) on a consolidated basis, together with its Subsidiaries, holds record or beneficial title to assets with an aggregate fair market value of at least $2,500,000 or (ii) on a consolidated basis, together with its Subsidiaries, accounts for at least 2.5% of the consolidated cash flows of the Parent and its consolidated Subsidiaries. The determinations in clauses (i) and
(ii) shall be made on the basis of the financial statements of the Parent most recently delivered by the Parent pursuant to paragraph 5A or 9B, as the case may be.

         "Merger" shall have the meaning specified in the recitals to this Agreement.

         "Merger Documents" shall have the meaning specified in paragraph
9Q(ii).
         "Merger Parties" shall have the meaning specified in paragraph 9Q(i).


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         "Multiemployer  Plan"  shall  mean any Plan  which is a  "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "Non-recourse Debt" means Indebtedness which is secured by specific assets and is issued pursuant to or evidenced or secured by an instrument which limits the recourse against the obligor thereunder to such specific assets and which, in the case of Indebtedness created, assumed, or incurred after the date hereof, contains a provision to the effect that if the holder of such Indebtedness should ever become entitled to recourse against the obligor pursuant to ss.1111(b) of the Bankruptcy Reform Act of 1978 (11. U.S.C. ss.111(b)) or any other provision of any bankruptcy insolvency, or other law of any jurisdiction, then such holder's claim in respect of such Indebtedness shall thereupon become and thereafter remain in all respects subordinate and junior to all indebtedness evidenced by the Notes and such holder shall not be entitled to receive any payment, under any condition, in respect of any such Indebtedness until all Notes and all other amounts which may become due, or are stated in this Agreement to become due, shall have been paid in full or funds for their payment shall have been duly and sufficiently provided.

         "Notes"  shall have the meaning specified in paragraph 1A.

         "Officer's Certificate" shall mean a certificate signed in the name of the Parent or the Company, as applicable, by its President, one of its Vice Presidents or its Treasurer.

         "Original Agreement" shall have the meaning specified in the recitals to this Agreement.

         "Original Warrant" shall have the meaning specified in the recitals to this Agreement.

         "Parent Common Stock" shall have the meaning specified in the recitals to this Agreement.

         "Parent Preferred Stock" shall have the meaning specified in paragraph 9H.

         "Participation Rights Agreement" shall mean the Participation Rights Agreement, dated of even date herewith, by and among the Existing Holder, the Parent and The Hallwood Group Incorporated; such Participation Rights Agreement shall be substantially in the form of Exhibit D attached hereto.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor entity.

         "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

         "Plan" shall mean any "employee pension benefit plan" (as such term is defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Parent or any ERISA Affiliate.

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         "Property Reinvestment Application" means, with respect to any Transfer of property, the satisfaction of each of the following conditions:

                  (a) an amount equal to the proceeds with respect to such Transfer shall have been applied, or irrevocably committed and then actually applied within 30 days, to the acquisition by the Parent, or any of its Subsidiaries making such Transfer, of oil and gas property that is not encumbered by any Lien other than (i) Liens described in paragraph 6B(2)(iv) and (ii) Liens described in paragraph 6B(2)(i) but only if the proceeds result from a Transfer of oil and gas property that also was subject to such a Lien; and

                  (b) the Parent shall have delivered an Officer's Certificate to each holder referring to paragraph 6B(4) and identifying the property that was the subject of such Transfer, the Disposition Value of such property, and the nature, terms, amount and application of the proceeds from the Transfer.

         "Proxy Statement" shall have the meaning specified in the recitals to this Agreement.

         "Redeemable" shall mean, with respect to the capital stock of any Person, each share of such Person's capital stock that is:

                  (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into Indebtedness of such Person (i) at a fixed or determinable date, whether by operation of sinking fund or otherwise, other than at the option of such Person,
         (ii) at the option of any Person other than such Person, or (iii) upon the occurrence of a condition not solely within the control of such Person; or

                  (b) convertible into other Redeemable capital stock.

         "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated of even date herewith, by and between the Existing Holder and the Parent and substantially in the form of Exhibit E attached hereto.

         "Required Holder(s)" shall mean the holder or holders of at least 662/3% of the aggregate principal amount of the Notes from time to time outstanding.

         "Responsible Officer" shall mean the chief executive officer, chief operating officer, chief financial officer or chief accounting officer of the Parent or the Company, as applicable, or any other officer of the Parent or the Company, as applicable, involved principally in its financial administration or its controllership function.

         "Securities"  shall mean the Notes and the Warrants.

         "Securities Act"  shall mean the Securities Act of 1933, as amended.

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         "Senior Debt" shall mean the unpaid  principal of, interest on premium, if any, and commitment and other similar fees with respect to Indebtedness pursuant to the Credit Agreement outstanding, from time to time, in accordance with paragraph 6A(1).

         "Significant Holder" shall mean each holder of at least 10% of the Notes or 10% of the Warrants.

         "Stand-Still Period" shall have the meaning specified in the definition of "Default Subordination Event."

         "Subordination Event of Default" shall mean (i) any default in the payment of any principal of or interest on any Senior Debt in an amount less than or equal to $100,000 owing under any single instrument when the same becomes due and payable or (ii) any event of default under any agreement evidencing Senior Debt that would entitle the holders of such Senior Debt to accelerate the obligations under such Senior Debt (other than as a result of any nonpayment of principal or interest on any Senior Debt).

         "Subsidiary" shall mean, as to any Person, a corporation, trust, association, partnership or other business entity of which, at the time such determination is made, at least 50.1% of the total Voting Stock is owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Parent, including the Company.

         "Subsidiary Guaranty" shall have the meaning specified in the recitals to this Agreement.

         "Subsidiary Stock" means, with respect to any Person, the stock (or any options or warrants to purchase stock or other securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

         "Swaps" shall mean with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations (other than Hedging Transactions), in each case obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "Termination  Event"  shall mean (i) a  Reportable  Event  described in section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation under such regulations),

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or (ii) the withdrawal of the Parent or any of its ERISA  Affiliates from a Plan during a plan  year in which  it was a  "substantial  employer"  as  defined  in section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the Pension Benefit Guaranty Corporation, or (v) any other event or condition that might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "Total  Debt"  shall  mean,  at the  time of  determination,  the  then
outstanding   aggregate  principal  amount  of  all  Indebtedness,   other  than
Non-recourse Debt, of the Parent and its Subsidiaries on a consolidated basis.

         "Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the proceeds in respect of any Transfer, the Parent may designate any Transfer as one or more separate Transfers each yielding separate proceeds. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

         "Transferee" shall mean any direct or indirect transferee of all or any part of any Note or Warrant issued and/or delivered to the Existing Holder under the Original Agreement or this Agreement.

         "Voting Stock" shall mean, securities or other equity interest of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election or removal of corporate directors or persons (such as general partners or managers) performing similar functions in the case of business entities other than corporations.

         "Warrants"  shall have the meaning specified in paragraph 1B.

         "Wholly Owned Subsidiary" shall mean any Subsidiary all of the equity interests (except directors' qualifying shares) of which are owned, directly or indirectly, by the Parent or the Company (as the context requires) or other Wholly Owned Subsidiaries of the Parent or the Company (as the context requires).

                  Accounting Principles, Terms and Determinations. All references in this Agreement to "generally accepted accounting principles" or to "GAAP" shall be deemed to refer to generally accepted accounting principles in effect in the United States at the time of application thereof. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited

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financial  statements  and  certificates  and  reports as to  financial  matters required to be furnished hereunder shall be prepared, in accordance with generally accepted accounting principles, applied on a basis consistent with the most recent audited consolidated financial statements of the Parent and its Subsidiaries delivered pursuant to clause (ii) of paragraph 5A or, if no such statements have been so delivered, the most recent audited financial statements referred to in clause (i) of the second grammatical paragraph of paragraph 9B.

         PARAGRAPH  MISCELLANEOUS.

         13.      Miscellaneous.

                  Note Payments. So long as the Existing Holder shall hold any Note, the Company will make payments of principal of, interest on and any Yield
- Maintenance Amount payable with respect to such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit not later than 12:00 noon (New York City time) on the day when due to the Existing Holder's account or accounts as specified in the Information Schedule attached hereto, or such other account or accounts in the United States as the Existing Holder may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. The Existing Holder agrees that, before disposing of any Note, the Existing Holder will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 13A to any Transferee which shall have made the same agreement as the Existing Holder have made in this paragraph 13A.

                  Expenses. The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay, and save the Existing Holder and any such Transferee harmless against liability for the payment of, all out-of-pocket expenses arising in connection with such transactions, including
(i) all costs and expenses of obtaining all necessary private placement numbers,
(ii) all document production and duplication charges and the fees and expenses of any special counsel engaged by the Existing Holder or any such Transferee in connection with this Agreement, the transactions contemplated hereby and any subsequent proposed modification of, or proposed consent under, this Agreement, whether or not such proposed modification shall be effected or proposed consent granted, and (iii) the costs and expenses, including attorneys' fees, incurred by the Existing Holder or any such Transferee in enforcing (or determining whether or how to enforce) any rights under this Agreement, the Notes, the Warrants, the Registration Rights Agreement or the Participation Rights Agreement, or in responding to any subpoena or other legal process or investigative demand issued in connection with this Agreement, such other documents or the transactions contemplated hereby or thereby or by reason of the Existing Holder's or such Transferee's having acquired any Note or Warrant, including without limitation costs and expenses incurred in any bankruptcy case. The obligations of the Company under this paragraph 13B shall survive the transfer of any Note or Warrant or portion thereof or interest therein by the Existing Holder or any Transferee and the payment of any Note or exercise of any Warrant.


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                  Consent to Amendments.  This Agreement may be amended, and the
Company or the Parent may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company or the Parent shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest on or any Yield-Maintenance Amount payable with respect to any Note, or affect the time, amount or allocation of any prepayments, or change the proportion of the principal amount of the Notes required with respect to any consent, amendment, waiver or declaration. Each holder of any Securities at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 13C, whether or not such Securities shall have been marked to indicate such consent, but any Securities issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company or the Parent and the holder of any Securities nor any delay in exercising any rights hereunder or under any Securities shall operate as a waiver of any rights of any holder of such Securities. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

                  Form, Registration, Transfer and Exchange of Notes; Lost Notes. The Notes are issuable as registered notes without coupons in denominations of at least $100,000, except as may be necessary to reflect any principal amount not evenly divisible by $100,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

                  Persons Deemed Owners; Participations. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any Note is registered as the owner

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and holder of such Note for the purpose of receiving  payment of  principal  of, interest on and any Yield - Maintenance Amount payable with respect to such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion, provided that any such participation shall be in a principal amount of at least $100,000.

                  Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by or on behalf of the Parent or the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by the Existing Holder of any Warrant or Note or portion thereof or interest therein and the payment of any Note or exercise of any Warrant, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of the Existing Holder or any Transferee. Subject to the preceding sentence, this Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Participation Rights Agreement embody the entire agreement and understanding among the Existing Holder, the Parent and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

                  Successors and Assigns. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee), whether so expressed or not.

                  Disclosure to Other Persons. The Parent and the Company acknowledge that the holder of any Security may deliver copies of any financial statements and other documents delivered to such holder, and disclose any other information disclosed to such holder, by or on behalf of the Parent, the Company or any other Subsidiary of the Parent in connection with or pursuant to this Agreement, to (i) such holder's directors, officers, employees, agents and professional consultants, (ii) any other holder of any Security, (iii) any Person to which such holder offers to sell such Security or any part thereof,
(iv) any Person to which such holder sells or offers to sell a participation in all or any part of a Note, (v) any Person from which such holder offers to purchase any other security of the Parent, (vi) any federal or state regulatory authority having jurisdiction over such holder, (vii) the National Association of Insurance Commissioners or any similar organization or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder,
(b) in response to any subpoena or other legal process or informal investigative demand, or (c) in connection with any litigation to which such holder is a party.

                  Notices. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and, (i) if to the Existing Holder, addressed to the Existing Holder at the address specified for such communications in the Information Schedule attached hereto, or at such other address as such

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                                                        56

Existing  Holder shall have  specified to the Parent and the Company in writing,
(ii) if to any other holder of any Security, addressed to such other holder at such address as such other holder shall have specified to the Parent and the Company in writing or, if any such other holder shall not have so specified an address to the Parent and the Company, then addressed to such other holder in care of the last holder of such Security which shall have so specified an address to the Parent and the Company, and (iii) if to the Parent or the Company, addressed to it at 4610 South Ulster Street, Suite 200, Denver, Colorado 80237, Attention: Legal Department, or at such other address as the Parent or the Company shall have specified to the holder of each Security in writing; provided, that any such communication to the Parent or the Company may also, at the option of the holder of any Security, be delivered by any other means either to the Parent or the Company at its address specified above or to any officer of the Parent or the Company, as applicable.

                  Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or interest or Yield-Maintenance Amount on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

                  Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to the Existing Holder or to the Required Holder(s), the determination of such satisfaction shall be made by the Existing Holder or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

                  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND
ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES HERETO
SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK. This Agreement may not be changed orally, but (subject to the provisions of paragraph 13C) only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  Waiver of Jury Trial; Consent to Jurisdiction; Limitation of Remedies.

                         THE PARENT, THE COMPANY AND EACH HOLDER OF SECURITIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES, THE WARRANTS, THE REGISTRATION RIGHTS AGREEMENT OR THE PARTICIPATION RIGHTS AGREEMENT, OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PARENT, THE COMPANY OR SUCH HOLDERS. THE PARENT AND THE COMPANY EACH ACKNOWLEDGES THAT THIS

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                                                        57

         PROVISION IS A MATERIAL INDUCEMENT FOR THE EXISTING HOLDER TO ENTER INTO THIS AGREEMENT.

                         ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE WARRANTS, THE REGISTRATION RIGHTS AGREEMENT OR THE PARTICIPATION RIGHTS AGREEMENT, OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PARENT, THE COMPANY OR THE HOLDERS OF SECURITIES MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE COMPANY AND THE PARENT EACH HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AND THE PARENT EACH HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  Maximum Interest Payable. The Parent, the Company, the Existing Holder and any other holders of the Notes specifically intend and agree to limit contractually the amount of interest payable under this Agreement, the Notes and all other instruments and agreements related hereto and thereto to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Agreement, the Notes or any instrument pertaining to or relating to this Agreement or the Notes shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Company, any Parent nor any other party liable or to become liable hereunder, under the Notes, any guaranty or under any other instruments and agreements related hereto and thereto shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of this paragraph 13P shall control over all other provisions of this Agreement, any Notes, any guaranty or any other instrument pertaining to or relating to the transactions herein contemplated. If any amount of interest taken or received by the Existing Holder or any holder of a Note shall be in excess

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



of said maximum amount of interest which, under applicable law, could lawfully have been collected by the Existing Holder or such holder incident to such transactions, then such excess shall be deemed to have been the result of a mathematical error by all parties hereto and shall be refunded promptly by the Person receiving such amount to the party paying such amount, or, at the option of the recipient, credited ratably against the unpaid principal amount of the Note or Notes held by the Existing Holder or such holder, respectively. All amounts paid or agreed to be paid in connection with such transactions which would under applicable law be deemed "interest" shall, to the extent permitted by such applicable law, be amortized, prorated, allocated and spread throughout the stated term of this Agreement and the Notes. "Applicable law" as used in this paragraph means that law in effect from time to time which permits the charging and collection of the highest permissible lawful, nonusers rate of interest on the transactions herein contemplated including laws of the State of New York and of the United States of America, and "maximum rate" as used in this paragraph means, with respect to each of the Notes, the maximum lawful, nonusurious rates of interest (if any) which under applicable law may be charged to the Company from time to time with respect to such Notes.

                  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.


      [Remainder of Page Intentionally Left Blank; Signature Page Follows]




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



                  EXECUTED to be effective as of the date first above written.

                                            HALLWOOD ENERGY CORPORATION



                                            By:
                                                     Name:    Cathleen M. Osborn
                                                     Title:   Vice President



                                            HALLWOOD CONSOLIDATED RESOURCES
                                            CORPORATION



                                            By:
                                                     Name:    Cathleen M. Osborn
                                                     Title:   Vice President


                                            THE PRUDENTIAL INSURANCE COMPANY OF
                                            AMERICA



                                            By:
                                                     Name:    Ric Abel
                                                     Title:   Vice President














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






                                               INFORMATION SCHEDULE



THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA




                                                Aggregate Principal
                                                  Amount of Notes
                                                  to be Delivered

                                                       Note
                                                   Denomination







                                                    $25,000,000
                                                    $25,000,000







Aggregate Number of
Shares of  Parent
Common Stock for
which
Warrant is Exercisable



                                                  Warrant Number


                                                      309,278
                                                    RW-1





(1) All payments on account of Notes held by such institution shall be made by wire transfer of immediately available funds for credit to:



         Account No. 890-0304-391
         The Bank of New York
         New York, New York
         (ABA No.: 021-000-018)



         Each such wire transfer shall set forth the name of the Company, a reference to "10.32% Senior Subordinated Notes due December 23, 2007, Security No. !INV5810!, and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.















(2)      Address for all notices relating to payments:

         The Prudential Insurance Company of America
         c/o Prudential Capital Group
         Four Gateway Center
         100 Mulberry Street
         Newark, New Jersey  07102

         Attention:  Investment Operations Group
         (Attention:  Manager)



(3)      Address for all other communications and notices:

         The Prudential Insurance Company of America
         c/o Prudential Capital Group
         2200 Ross Avenue, Suite 4200E
         Dallas, Texas  75201

         Attention:  Managing Director



(4)      Tax Identification No.:  22-1211670










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



                                                                     SCHEDULE 9D


               EXISTING INDEBTEDNESS, NON-RECOURSE DEBT AND LIENS




                              [Company to prepare]

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



                                                                     SCHEDULE 9G


                                        LIST OF AGREEMENTS RESTRICTING DEBT




                                               [Company to prepare]

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



                                                                       EXHIBIT A


                                        [FORM OF SENIOR SUBORDINATED NOTE]


                                    HALLWOOD CONSOLIDATED RESOURCES CORPORATION

                           10.32% SENIOR SUBORDINATED NOTE DUE DECEMBER 23, 2007


No.                                                          ____________, _____
$                                                                PPN 40636V A* 0


         FOR VALUE RECEIVED, the undersigned, HALLWOOD CONSOLIDATED RESOURCES CORPORATION (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to _____________________________, or registered assigns, the principal sum of
___________________________ DOLLARS ($______________) on December 23, 2007, with interest (computed on the basis of a 360-day year -- 30-day month) payable quarterly (or, upon the occurrence of a Default or an Event of Default and until such Default or Event of Default has been cured or waived in writing (such period constituting a "Default Interest Period"), at the option of the registered holder hereof, on demand) on the 23rd day of March, June, September and December in each year, commencing with the 23rd day of March, June, September or December next succeeding the date hereof, until the principal hereof shall have become due and payable (a) on the unpaid balance hereof at the rate of 10.32% per annum from the date hereof, and (b) during a Default Interest Period on the unpaid balance hereof and all other obligations of the Company under the Agreement referred to below, including any payment or overdue payment or prepayment of principal, interest and any Yield-Maintenance Amount (as such term is defined in the Agreement referred to below), at a rate per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law or (ii) the greater of (y) 12.32% or (z) 2.0% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its Prime Rate.

         Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

         This Note is one of a series of 10.32% Senior Subordinated Notes (the "Notes") issued pursuant to an Amended and Restated Subordinated Note and Warrant Purchase Agreement, dated as of June 8, 1999 (the "Agreement"), among the Company, Hallwood Energy Corporation (the

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



"Parent") and The Prudential Insurance Company of America and is entitled to the benefits thereof.

         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of like tenor for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company and the Parent shall not be affected by any notice to the contrary.

         This Note is subject to certain prepayments, as specified in the Agreement.

         This Note and the debt evidenced hereby, including the principal, interest and Yield- Maintenance Amount, if any, shall at all times remain junior and subordinate to any and all Senior Debt (as defined in the Agreement), all on the terms and to the extent more fully set forth in the Agreement.

         This Note and the holder hereof are entitled, equally and ratably with the holders of all other Notes, to the benefits of (i) the guarantee hereof by the Parent set forth in paragraph 11 of the Agreement, (ii) the HCP Guaranty and the Subsidiary Guaranty, as such terms are defined in the Agreement, and (iii) all other guaranty agreements which may from time to time be executed pursuant to the Agreement by other Subsidiaries of the Parent for the benefit of the holders of the Notes.

         If an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         The Company and the purchaser and the registered holder of this Note specifically intend and agree to limit contractually the amount of interest payable under this Note to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Note shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Company nor any other party liable or to become liable hereunder shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of paragraph 13P of the Agreement shall control over any contrary provision of this Note.


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



         THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW
OF SUCH STATE.

                         HALLWOOD CONSOLIDATED RESOURCES
                                   CORPORATION


                                                     By
                                                              [Vice] President

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



                                                                       EXHIBIT B


                                  [FORM OF PARENT COMMON STOCK PURCHASE WARRANT]



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                                                         1

                                                                       EXHIBIT C


                                      [FORM OF REGISTRATION RIGHTS AGREEMENT]

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                                                         1

                                                                       EXHIBIT D


                                     [FORM OF PARTICIPATION RIGHTS AGREEMENT]




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                                                         1

                                                                       EXHIBIT E


                                           [FORM OF SUBSIDIARY GUARANTY]

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



                                                                       EXHIBIT F


                                               [FORM OF HCP CONSENT]

                                               CONSENT TO AMENDMENT

         The undersigned is the Guarantor ("Guarantor") under a Senior Subordinated Guaranty Agreement, dated as of December 23, 1997 (the "Guaranty") in favor of The Prudential Insurance Company of America (the "Existing Holder") with respect to the obligations of Hallwood Consolidated Resources Corporation (the "Company") under that certain Subordinated Note and Warrant Purchase Agreement dated as of December 23, 1997 (the "Original Agreement"). The terms used herein have the meanings specified in the Guaranty unless otherwise defined herein. The Existing Holder, Hallwood Energy Corporation and the Company are entering into that certain Amended and Restated Note and Warrant Purchase Agreement dated as of June 8, 1999, which amends and restates the Original Agreement in its entirety (the "Amended and Restated Agreement"). The undersigned hereby consents to the Amended and Restated Agreement and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of this consent, all references in the Guaranty of the undersigned to the "Note Agreement," "thereunder," "thereof," or words of like import referring to the Original Agreement shall mean the Original Agreement as amended by the Amended and Restated Agreement, as the same may be amended or modified from time to time.

         Dated as of June 8, 1999.

                                            Hallwood Consolidated Partners, L.P.

                                        By:      Hallwood Consolidated Resources
                                                Corporation, its general partner

                                        By:
                                                 Name:
                                                Title:

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



                                                                     EXHIBIT G-1


                                      [FORM OF OPINION OF COMPANY'S, PARENT'S
                                            AND HEP'S GENERAL COUNSEL]


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                                                         1

                                                                     EXHIBIT G-2


       [FORM OF OPINION OF COMPANY'S, PARENT'S AND HEP'S SPECIAL COUNSEL]



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                                                         1

                                                                       EXHIBIT H

                                    [FORM OF ASSUMPTION OF SUBSIDIARY GUARANTY]

                                           SENIOR SUBORDINATED GUARANTY
                                               ASSUMPTION AGREEMENT


         THIS  SENIOR   SUBORDINATED   GUARANTY   ASSUMPTION   AGREEMENT   (this
"Agreement"),  dated as of _______,  ___ is made by ________,  a __________ (the
"Additional Guarantor"), in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential").

         WHEREAS, Hallwood Consolidated Resources Corporation, a Delaware corporation (the "Company"), Hallwood Energy Corporation, a Delaware corporation (the "Parent"), and Prudential are parties to an Amended and Restated Subordinated Note and Warrant Purchase Agreement dated as of June 8, 1999 (as the same may be further amended, restated or otherwise modified from time to time, the "Note Agreement");

         WHEREAS, the Company and the Parent are required to cause the Additional Guarantor, pursuant to paragraph 5K of the Note Agreement, to deliver to Prudential this Agreement pursuant to which the Additional Guarantor will become a Guarantor under that certain Senior Subordinated Guaranty Agreement dated as June 8, 1999 by and among the Guarantors listed therein in favor of Prudential (as the same may be amended, restated or otherwise modified from time to time, the "Guaranty");

         WHEREAS, the Additional Guarantor has received and will receive substantial direct and indirect benefits from the Company's and the Parent's compliance with the terms and conditions of the Note Agreement and the Notes issued thereunder;

         NOW THEREFORE, in order to induce, and in consideration of, the maintenance of the Note Agreement and to enable the Company and the Parent to comply with paragraph 5K thereof, the Additional Guarantor hereby covenants, represents and warrants to Prudential as follows:

         The Additional Guarantor hereby becomes a Guarantor (as defined in the Guaranty) for all purposes of the Guaranty. Without limiting the foregoing, the Additional Guarantor hereby, jointly and severally with the other Guarantors under the Guaranty, guarantees to Prudential and its successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 1 of the Guaranty) in the same manner and to the same extent as is provided in the Guaranty and, in addition, the Additional Guarantor hereby makes the representations and warranties set forth in Section 8 of the Guaranty, other than the representations and warranties contained in clause (a)(i) of such

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



Section 8, and also represents and warrants that it is a _____________ duly organized, validly existing and in good standing under the laws of the State of
______________.

                  Notice of acceptance of this Agreement and of the Guaranty, as supplemented hereby, is hereby waived by the Additional Guarantor.

         IN WITNESS WHEREOF, the Additional Guarantor has caused this Guaranty Assumption Agreement to be duly executed and delivered as of the day and year first above written.

                                                     ----------------,
                                                     a _______________



                                                     By:
                                                              Name:
                                                              Title:


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



                                                                       EXHIBIT I

                                           [FORM OF OPINION RELATING TO
                                 SUBSIDIARY'S ASSUMPTION OF SUBSIDIARY GUARANTY]


                                      [Letterhead of Law Firm Giving Opinion]

[Name(s) and address(es) of each Note holder]                             [Date]

Ladies and Gentlemen:

         We have acted as counsel for  _________________________,  a ___________
(the "Company") in connection with the execution by the Company of the Senior Subordinated Guaranty Assumption Agreement (the "Assumption Agreement") dated as of __________, pursuant to which the Company becomes a Guarantor under that certain Senior Subordinated Guaranty Agreement, dated as of June 8, 1999 (the "Subsidiary Guaranty"), executed by certain Subsidiaries of Hallwood Energy Corporation, a Delaware corporation (the "Parent"), pursuant to which the signatories thereto guaranteed the obligations of Hallwood Consolidated Resources Corporation, a Delaware corporation ("HCRC"), under that certain Amended and Restated Subordinated Note and Warrant Purchase Agreement (the "Agreement") dated as of June __, 1999 by and among HCRC, the Parent and The Prudential Insurance Company of America. Capitalized terms used and not otherwise defined herein that are defined in the Agreement have the respective meanings specified in the Agreement. This opinion letter is being delivered to you at the direction of the Company in satisfaction of the affirmative covenant set forth in paragraph 5K of the Agreement and with the understanding that you are relying upon the opinions expressed herein.

         In this connection, we have examined such certificates of public officials, certificates of officers of the Company and copies certified to our satisfaction of corporate or other organizational documents, as the case may be, and records of the Company and of other papers, and have made such other investigations, as we have deemed relevant and necessary as a basis for our opinion hereinafter set forth. We have relied upon such certificates of public officials and of officers of the Company with respect to the accuracy of material factual matters contained therein which were not independently established.

         Based upon the foregoing and upon such investigation as we have deemed necessary, it is our opinion that:

                  1. The Company is a ____________ duly organized and validly existing in good standing under the laws of the ______________. The Company has the [corporate power/power under respective statute under which non-corporate entity formed and charter documents] to carry on its business as now being conducted. The Company has the

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[corporate  power/power  under  respective  statute under which  non-corporation formed and charter documents] to enter into, and to perform its obligations under, the Assumption Agreement and the Subsidiary Guaranty.

                  2. The Assumption Agreement and the Subsidiary Guaranty have been duly authorized, executed and delivered by the Company and constitute valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3. The execution and delivery of the Assumption  Agreement and fulfillment of and compliance with the respective provisions of the Assumption Agreement and the Subsidiary Guaranty do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company pursuant to, or require any authorization, consent, approval, exemption or other action by or notice to or filing with any court, administrative or governmental body or other Person pursuant to the [organizational documents] of the Company, any applicable law (including any securities or Blue Sky law), statute, rule or regulation or (insofar as is known to us) any agreement, instrument, order, judgment or decree to which the Company is a party or otherwise subject.

                  4.  To  our  knowledge,   there  are  no  actions,   suits  or
proceedings pending or threatened against the Company at law or in equity, before any arbitrator or before or by any governmental department, commission, board, bureau, agency or instrumentality (a) that question the validity of the Assumption Agreement or the Subsidiary Guaranty, (b) that, if adversely determined, could result in a material adverse effect on the business, condition (financial or other), assets, properties, operations or prospects of the Company or (c) that, if adversely determined, could otherwise adversely affect the ability of the Company to perform its obligations under the Assumption Agreement or the Subsidiary Guaranty.

                  The opinions expressed herein may also be relied upon by each subsequent holder of the Notes.

Very truly yours,





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